EXPLANATORY NOTE: This notice, management proxy circular and the schedules attached thereto with respect to the upcoming annual meeting of security holders (the “Proxy Solicitation Materials”) are being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to the requirements of Form 10-K under “Supplemental Information Furnished with Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to Section 12 of the Act” and shall not be deemed to be “filed” with the Commission or otherwise subject to the liabilities of Section 18 of the Act, nor be deemed incorporated by reference to any filing of the registrant with the Commission unless otherwise expressly provided herein.  These Proxy Solicitation Materials are being submitted to the SEC in electronic (rather than paper) format on Form DEF 14A pursuant to Release Nos. 33-7427; 34-38798 (dated July 1, 1997) and Rule 101(a)(iii) of Regulation S-T.

ADHEREX TECHNOLOGIES INC.
NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 28, 2011

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of the holders of common shares (“Common Shares”) in the capital of Adherex Technologies Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, NC, 27709 (“Adherex” or the “Corporation”) will be held at the Sofitel Montreal Golden Mile-Sherbrooke, Montreal, Quebec, Canada at 12:00 p.m. ET on June 28, 2011 for the following purposes:

1.	to receive the consolidated financial statements of the Corporation for the year ended December 31, 2010, together with the report of the auditors thereon;

2.	to elect directors;

3.	to appoint auditors and to authorize the directors of the Corporation to fix the auditors’ remuneration;

4.
to consider and, if deemed advisable, pass a special resolution in the form set out in Schedule “B” to the Management Proxy Circular (the “Consolidation Resolution”) approving a consolidation of the Corporation’s outstanding Common Shares;

5.
to consider and, if deemed advisable, pass a special resolution in the form set out in Schedule “C” to the Management Proxy Circular (the “Continuance Resolution”) authorizing and approving the continuation of Adherex from the laws of Canada under the Canada Business Corporations Act to the laws of British Columbia in accordance with Section 302 of the Business Corporations Act (British Columbia); and

6.	to transact such further or other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Management Proxy Circular and a form of proxy accompanies this notice, as well as a copy of the Corporation’s annual report which contains the consolidated financial statements of the Corporation for the year ended December 31, 2010, together with the report of the auditors thereon and management’s discussion and analysis of financial condition and results of operations relating thereto.

The board of directors of Adherex has fixed 5:00 p.m. ET on May 24, 2011 (the “Record Date”), as the record date for determining the holders of record of Common Shares who are entitled to receive notice of the Meeting and to attend and vote at the Meeting and any adjournment or postponement thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of proxy and return it to Olympia Transfer Services Inc., 120 Adelaide Street West, Suite 920, Toronto, Ontario, M5H 1T1, no later than 12:00 p.m. ET on June 24, 2011, or if the Meeting is adjourned or postponed, no later than 48 hours, excluding any day which is not a business day in Montreal preceding the reconvened Meeting. Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chair of the Meeting at and immediately prior to the commencement of the Meeting or any adjournments or postponement thereof.  In order to be represented by proxy, you must complete and submit the enclosed form of proxy or other appropriate form of proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 28, 2011:

This Notice, Management Proxy Circular and the Corporation’s Annual Report on Form 10-K are available to you on the Internet at www.sec.gov and www.sedar.com.  We encourage you to access and review all of the important information contained in these materials before voting.

DATED at Chapel Hill, North Carolina this 25th day of May, 2011.

By Order of the Board of Directors of Adherex

ss/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer and Board Member

ADHEREX TECHNOLOGIES INC.
MANAGEMENT PROXY CIRCULAR

Unless otherwise stated, information contained in this management proxy circular (the “Circular”) is given as of May 25, 2011.  Except as otherwise indicated, all amounts are expressed in United States dollars.

Solicitation and Appointment of Proxies

This Circular is furnished in connection with the solicitation of proxies by management of Adherex Technologies Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, NC, 27709 (“Adherex” or the “Corporation”) for use at the annual and special meeting (the “Meeting”) of the shareholders of Adherex to be held at 12:00 p.m. ET on June 28, 2011 at the Sofitel Montreal Golden Mile-Sherbrooke, Montreal, Quebec, Canada, and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual general meeting (the “Notice of Meeting”).  This Circular was first mailed to stockholders on or about June 7, 2011.

The persons named in the form of proxy accompanying this Circular are officers and/or directors of Adherex. A holder of Common Shares (a “Shareholder”) has the right to appoint a person, other than the persons named in the form of proxy accompanying this Circular, as nominee to attend and act for and on behalf of such Shareholder at the Meeting, and may exercise such right by inserting the name of such person in the blank space provided on the form of proxy, or by executing a proxy in a form similar to the form of proxy accompanying this Circular. If a Shareholder appoints one of the persons named in the form of proxy accompanying this Circular as the nominee of the Shareholder and does not direct such nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such Shareholder are to be voted, the proxy shall be voted FOR the matter or matters set forth on such proxy and in the discretion of the person appointed on all other matters (if any) upon which the Shareholder is entitled to cast a vote. A proxy nominee need not be a Shareholder.  If the Shareholder is a corporation, the proxy must be executed by an officer or properly appointed attorney.

In order for a proxy to be effective at the Meeting, it must be addressed to the Chief Executive Officer of Adherex and be mailed to or deposited by hand with Olympia Transfer Services  Inc., 120 Adelaide Street West, Suite 920, Toronto, Ontario M5H 1T1, not later than 12:00 p.m. ET on June 24, 2011 or, if the Meeting is adjourned or postponed, not later than 48 hours (excluding any day which is not a business day in Toronto) before the time of the reconvened Meeting.  Proxies may also be deposited with the scrutineers of the Meeting, to the attention of the Chair of the Meeting, at or immediately prior to the commencement of the Meeting, or any adjournment or postponement thereof. An undated but executed proxy will be deemed to be dated the date of this Circular.

The solicitation of proxies for the Meeting will be primarily by mail, but proxies may also be solicited personally or by telephone by employees or agents of Adherex. Employees of Adherex will not receive any extra compensation for such activities.  Adherex will pay brokers or other persons holding Common Shares in their own names, or in the names of nominees, for their reasonable expenses for sending proxies and proxy material to beneficial owners of Common Shares and requesting authority to execute proxies in respect of such Common Shares. The solicitation of proxies by this Circular is being made by or on behalf of the management of Adherex and its board of directors (the “Board”) and the total cost of this solicitation will be borne by Adherex.

Voting of Proxies

The Common Shares represented by a proxy at the Meeting will be voted for or withheld from voting in each of the election of directors and appointment of auditors and authorizing the Board to fix the auditors remuneration (together, the “Ordinary Matters”) and voted for or against the Consolidation Resolution and the Continuance Resolution (together, the “Special Matters”) in accordance with the instructions of the Shareholder. If no choice is specified in the proxy or the instructions are not certain, the persons named in the form of proxy accompanying this Circular will vote FOR all of the matters proposed by management at the Meeting and described in the Notice of Meeting and in the discretion of the person appointed on all other matters (if any) upon which the Shareholder appointing the proxy is entitled to cast a vote.

The form of proxy accompanying this Circular, when properly completed and executed, confers discretionary authority upon the persons named therein with respect to any amendment or variation to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. Management of Adherex and the Board knows of no matters to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters that are not now known to management of Adherex or the Board should properly come before the Meeting, the Common Shares represented by proxies given in favour of the persons named in the form of proxy accompanying this Circular will be voted on such matters in accordance with the discretion of such person.

Revocation of Proxies

A Shareholder may revoke a previously given proxy by:

(i)	completing and signing a proxy bearing a later date and depositing it with Olympia Transfer Services Inc. as described above;

(ii)
depositing an instrument in writing signed by the Shareholder or an attorney authorized by a document signed in writing or by electronic signature (if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof properly authorized, indicating the capacity under which such officer or attorney is signing), or by transmitting, by telephonic or electronic means, a revocation signed by electronic signature, or by any other manner permitted by law, which must be received either (A) with Olympia Transfer Services Inc., 120 Adelaide Street West, Suite 920, Toronto, Ontario M5H 1T1, not later than 12:00 p.m. ET on June 24, 2011, or (B) with the scrutineers of the Meeting to the attention of the Chair of the Meeting on the day of the Meeting, or any adjournment thereof, prior to the taking of the vote to which such proxy relates; or

(iii)	in any other manner permitted by law.

Advice to Beneficial Holders of Common Shares

This section applies to beneficial holders of Common Shares who are not registered holders. The information set forth in this section is of significant importance to many holders of Common Shares, as a substantial number of Shareholders do not hold Common Shares in their own name.

The Notice of Meeting, the proxy and this Circular are being sent to both registered and non-registered owners of Common Shares.  Only registered holders of Common Shares, or the persons that they appoint as proxies, are permitted to attend and vote at the Meeting. In many cases, Common Shares are beneficially owned by a shareholder and are registered in the name of an intermediary such as a bank, broker or other nominee.

The Corporation has distributed copies of the Notice of Meeting, the proxy and this Circular (collectively, the “Meeting Materials”) to all of the intermediaries for delivery to beneficial holders.  Intermediaries are required to forward the Meeting Materials to beneficial holders unless a beneficial holder has waived the right to receive them.  This permits beneficial holders to direct the voting of the Common Shares that they beneficially own. If a beneficial holder wishes to attend and vote at the Meeting in person (or have another person attend and vote on behalf of the beneficial holder), the beneficial holder should strike out the names of the persons named in the proxy and insert the beneficial holder’s (or such other person’s) name in the blank space provided.  In any case, beneficial holders should carefully follow the instructions of the intermediaries, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Record Date and Entitlement to Vote

The Record Date for the purpose of determining Shareholders entitled to receive the Circular and to vote at the Meeting has been fixed as 5:00 p.m. ET on May 24, 2011 (the “Record Date”).  Each Shareholder at the close of business (5:00 p.m. ET) on the Record Date is entitled to attend the Meeting in person or by proxy and to cast one (1) vote for each Common Share held by such Shareholder on the Record Date.

Quorum

According to the Corporation’s by-laws, the quorum for the transaction of business at any meeting of Shareholders shall be two or more persons present in person or represented by proxy holding not less than 33 1/3% of the then issued and outstanding Common Shares.

Voting Securities and Principal Holders of Voting Securities

As at May 24, 2011, there were 452,852,631 Common Shares issued and outstanding.  Each Common Share carries the right to one vote at the Meeting.

Beneficial ownership of the Common Stock in the following tables is determined in accordance with the rules and regulations of the U.S. Securities Exchange Commission (the “SEC”).  Under these rules, a person is deemed to beneficially own a share of Common Stock if that person has or shares voting power or investment power with respect to that share, or has the right to acquire beneficial ownership of that share within 60 days, including through the exercise of any option, warrant or other right or the conversion or any other security.  Shares issuable under stock options and warrants are deemed outstanding for computing the percentage of the person holding options or warrants but are not outstanding for computing the percentage of any other person.

As at May 24, 2011, the directors and senior officers of Adherex and, to the knowledge of the directors and senior officers of Adherex, after reasonable enquiry, their respective associates, as a group, beneficially owned, directly or indirectly, or exercised control or direction over 247,151,883 Common Shares (approximately 54.6% of all outstanding Common Shares on such date) and options and warrants to purchase 269,733,561 Common Shares (approximately 31.3% of the aggregate of all outstanding Common Shares and all Common Shares subject to outstanding options and warrants to purchase Common Shares on such date).

The following table sets forth the number of shares of Common Stock beneficially owned as of May 24, 2011 by: (1) each director and executive officer; (2) all directors and executive officers as a group; and (3) each person known by us to own 5 percent or more of the outstanding shares of our common stock.  The percentage of beneficial ownership for the following table is based upon 452,852,631 shares of Common Stock outstanding as of May 24, 2011.  Except as indicated below, the security holders listed possess sole voting and investment power with respect to the shares beneficially owned by that person.  The address for each listed shareholder is c/o Adherex Technologies Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

Name	Common Stock	Common Stock Options Exercisable Within 60 Days	Common Stock Purchase Warrant Exercisable Within 60 Days	Total Stock and Stock Based Holdings (1)	% Ownership (1)

Robert Andrade	1,480,100	17,493,939	700,000	19,674,039	4.2%

David Lieberman (2)	200,000,000		158,496,000	358,496,000	58.6%

William G. Breen	1,367,781	4,853,668	-	6,221,449	1.4%

Claudio F. Bussandri	-	4,853,668	-	4,853,668	1.1%

Arthur T. Porter	-	4,974,410	-	4,974,410	1.1%

Rostislav Raykov	2,200,000	17,493,939	1,200,000	20,893,939	4.4%

Robert Butts	41,504,000		41,504,000	83,008,000	16.8%

Thomas Spector	600,002	17,563,937	600,000	18,763,939	4.0%

All officers and directors as a group (8 persons)	247,151,883	67,233,561	202,500,000	516,885,444	71.5%

Southpoint Capital Advisors LP (2)	200,000,000	-	158,496,000	358,496,000	58.6%
683 Capital Management LLC (3)	38,924,229		35,962,229	74,886,458	15.3%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or group has the right to acquire within 60 days after May 24, 2011.  For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after May 24, 2011 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. As of May 24, 2011, there were 452,852,631 shares of our common stock issued and outstanding.

(2)
David Lieberman an employee of Southpoint Capital Advisors, LP, 623 Fifth Avenue, Suite 2503, New York, New York 10022.  John S. Clark, II holds dispositive power over the shares owned by Southpoint Capital Advisors, LP

(3)	683 Capital Management, LLC, 595 Madison Avenue, 17th Floor, New York, New York 10025. Ari Zweiman holds dispositive power over the shares owned by 683 Capital Management LLC.

Approval Requirements and Eligible Voting Shares

Each of the Ordinary Matters must be approved by a simple majority of the votes cast by Shareholders, present in person or by proxy at the Meeting.  Each of the Consolidation Resolution and the Continuance Resolution must be approved by two-thirds of the votes cast by Shareholders, present in person or by proxy at the Meeting.  For these purposes, any spoiled votes, illegible votes, defective votes, abstentions, and broker non-votes will not be considered votes cast.

Other Business

Other than the Special Business and Ordinary Matters discussed elsewhere in this Circular, management of Adherex does not intend to present and does not have any reason to believe that others will present, at the Meeting, any item of business other than those set forth in this Circular.  If, however, any other business is properly presented at the Meeting and may properly be considered and acted upon, proxies will be voted by those named in the applicable form of proxy in their sole discretion, including with respect to any amendments or variations to the matters identified herein.

ORDINARY MATTERS

Election of Directors

The number of directors of Adherex to be elected at the Meeting is six (6).  The following are the names of the persons for whom it is intended that votes will be cast for their election as directors of the Corporation pursuant to the proxy which is hereby solicited, unless the Shareholder directs therein that such Shareholder’s Common Shares be withheld from voting in the election of directors:

Mr. Robert C. Andrade
Mr. William G. Breen
Mr. Claudio F. Bussandri
Mr. David Lieberman
Dr. Arthur T. Porter
Mr. Rostislav Raykov

The term of office for each such person will be until Adherex’s next annual meeting of Shareholders or until such person’s successor is elected or duly appointed. In the event that prior to the Meeting any vacancies occur in the slate of nominees submitted above, it is intended that discretionary authority shall be exercised to vote the proxy hereby solicited (unless otherwise directed as aforesaid) for the election of any other person or persons as directors. Adherex management is not now aware that any of such nominees would be unwilling to serve as a director if elected.

The following table sets forth the name of each of our executive officers and directors, such person’s principal occupation or employment, all other positions with Adherex and any significant affiliate thereof now held by such person, if any, the year in which such person became a director of Adherex and such person’s age.

The Corporation has an Audit Committee, a Compensation Committee, and a Governance Committee.  The current members of such committees are noted below:

Name and Province/State and Country of Residence, Position	Current Principal Occupation and Principal Occupation For Previous Five Years	Director Since	Age

Robert W. Butts (1)(2)(3)(4) Tennessee, USA Chairman of Board	Immediate past Co-Founder and Portfolio Manager, Southpoint Capital Advisors LP; previously Analyst, Greenlight Capital	April 2007	37

Robert Andrade New York, USA Chief Financial Officer, Director	Co-Founder and Manager, DCML LLC; previously Portfolio Manager Millennium Partners; previously analyst Caxton Associates	July 2009	36

William G. Breen(1)(2)(3) Ontario, Canada Director	President of William G. Breen and Associates; previously, Chairman of Simware Inc.	April 2007	65

Claudio F. Bussandri, B.Eng, MBA(1)(2)(3) Quebec, Canada Director	Immediate past CEO of McKesson Canada; previously President of Lantic Sugar Limited	April 2007	63

Name and Province/State and Country of Residence, Position	Current Principal Occupation and Principal Occupation For Previous Five Years	Director Since	Age

David Lieberman (1)(2)(3) New York, USA Director	Analyst Southpoint Capital Advisors LP; previously analyst Tiedemann Investment Group.	June 2010	35

Hon. Arthur T. Porter, PC, MD, MBA (1)(2)(3) Quebec, Canada Director	Director General and Chief Executive Officer, McGill University Health Centre; previously, President and CEO, Detroit Medical Center	Feb 2004	54

Rostislav Raykov New Jersey, USA Chief Executive Officer, Director	Co-Founder and Manager, DCML LLC; previously Portfolio Manager Alchem Partners; previously Portfolio Manager John Levin & Associates	July 2009	35

Dr. Thomas Spector Chief Scientific Officer	President of Spector Consulting Services,	N/A	67

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Governance Committee
(4)	Mr. Butts is not up relection.

Robert C. Andrade

Mr. Andrade has served as a director of Adherex since July 2009 and Chief Financial Officer since September 2009.  Mr. Andrade is a General Partner at DCML, a private investment partnership.  Prior to DCML, Mr. Andrade was a portfolio manager for Millennium Partners from November 2005 until December 2007 and a securities analyst for Caxton Associates from March 2003 until November 2005. Prior to Caxton Associates LLC, Mr. Andrade was a private equity associate at Trimaran Capital Partners (2000-2003) and an investment banking analyst at  Bear Stearns (1997-1999).   Mr. Andrade graduated from University of Southern California, where he earned a Masters of Arts degree and Bachelor of Arts degree in economics. As a result of these and other professional experiences, Mr. Andrade possesses particular knowledge and experience in financial analysis and capital markets that strengthen the Board’s collective qualifications, skills, and experience.

William G. Breen

Mr. Breen has served as a director of Adherex since April 2007.  Mr. Breen has served as President of William G. Breen and Associates since 1999.  From 1988 to 1999, he held various positions at Simware Inc., a producer of internetworking and connectivity software, including Chairman, President and Chief Executive Officer.  Prior to Simware, Mr. Breen was Senior Vice President, Operations at Cognos Inc. and Vice President, Operations at Computel Systems Ltd.  Mr. Breen has served on numerous Boards of Directors and began his career at IBM in 1966 following graduation from the University of Waterloo in Science. As a result of these and other professional experiences, Mr. Breen possesses particular financial and management expertise which strengthens the Board’s collective qualifications, skills, and experience.

Claudio F. Bussandri, B.Eng, MBA

Mr. Bussandri has served as a director of Adherex since April 2007.  From January, 1995 to March 2007 Mr. Bussandri was the CEO of McKesson Canada, a leading provider of logistics and products and services in the Canadian health care marketplace.    Prior to his tenure at McKesson, Mr. Bussandri was President of Lantic Sugar Limited and has held senior executive positions at Nabisco Brands Limited of Canada and Coffee Club Companies.  Mr. Bussandri graduated from McGill University with a Bachelor of Engineering (Mechanical), and subsequently obtained an MBA.  Mr. Bussandri is a member of the Board of Directors of the McGill University Health Centre, of the Executive Committee of the McGill University Health Centre Foundation and of the Canadian Council of Chief Executives.  He is past Chairman of the Board of the Montreal Children Hospital Foundation, former Chairman of Canadian Association for Pharmacy Distribution and Management and of the Food and Consumer Products Manufacturers of Canada.. As a result of these and other professional experiences, Mr. Bussandri  possesses particular healthcare industry knowledge and experience which strengthens the Board’s collective qualifications, skills, and experience.

David Lieberman

Mr. Lieberman is an analyst at Southpoint Capital Advisors LP, a private investment partnership with more than $1 billion in assets under management.  Prior to Southpoint, Mr. Lieberman was an analyst for Tiedemann Investment Group. Mr. Lieberman graduated from University of Pennsylvania, The Wharton School, where he earned a Bachelor of Science degree in economics.  In addition to his financial and investment background, as a designee of one of the Company’s largest investors, he brings to the Board the perspective of a major stakeholder.

Rostislav Raykov

Mr. Raykov has served as a director of Adherex since July 2009 and Chief Executive Officer since July 2009. Since May 2007, Mr. Raykov has been a General Partner at DCML, a private investment partnership.  Prior to DCML, from January 2006 to December 2007, Mr. Raykov was a portfolio manager for Alchem Investment Partners.  Prior to founding Alchem, Mr. Raykov was a portfolio manager and securities analyst for John A. Levin & Co. Event Driven Fund (2002-2005). Prior to joining John A. Levin & Co., Mr. Raykov was a securities analyst for the Merger Fund at Tiedemann Investment Group (1999-2002) and an investment banking analyst at Bear Stearns (1998-1999).  Mr. Raykov earned a B.S. in Business Administration from the University of North Carolina at Chapel Hill. As a result of these and other professional experiences, Mr. Raykov has financial expertise and experience with the Company as it has developed within the drug development industry and, as such, is able to provide the Company with unique insight and guidance.

Honourable Arthur T. Porter, P.C., MD, MBA

Dr. Porter has served as a director of Adherex since February 2004.  Dr. Porter has served as the Director General and Chief Executive Officer of the McGill University Health Centre since January 2004, is a Councilor of the Privy Council for Canada and a member of the Security Intelligence Review Committee for Canada.  Dr. Porter was the President and Chief Executive Officer of the Detroit Medical Center from May 1999 to June 2003.  From July 1991 to December 1998, Dr. Porter served as the Chief of the Gershenson Radiation Oncology Center at Harper Hospital, Radiation Oncologist-in-Chief at the Detroit Medical Center.  He has also served as Senior Radiation Oncologist at the Cross Cancer Institute in Edmonton, Alberta and Associate Professor in the Faculty of Medicine at the University of Alberta, Chief of the Department of Radiation Oncology at the London Regional Cancer Centre and Chairman of the Department of Oncology at Victoria Hospital Corporation.  Dr. Porter serves as a director of Munder Funds and Air Canada.  As a result of these and other professional experiences, Dr. Porter possesses particular healthcare industry knowledge and experience which strengthens the Board’s collective qualifications, skills, and experience.

Appointment of Auditors

The persons named in the accompanying form of proxy intend to vote for the re-appointment of Deloitte & Touche LLP as Adherex’s auditors to hold office until the next annual meeting of Shareholders and to authorize the Board to fix the remuneration of the auditors, unless the Shareholder has specified in the form of proxy that the shares represented by such form of proxy are to be withheld from voting in respect thereof.  Deloitte & Touche LLP was first appointed the Corporation’s auditors on September 23, 2009. To the Company’s knowledge, a representative from Deloitte &Touche LLP will not be present at the meeting and, therefore, they will not have the opportunity to make a statement or be available to respond to questions.

On September 23, 2009, PricewaterhouseCoopers LLP, or PwC, resigned as our independent registered public accounting firm.   The reports of PwC on our consolidated financial statements for the fiscal years ended December 31, 2008, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.   During our fiscal years ended December 31, 2007 and 2008, and through September 23, 2009, we did not have any disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such years.   During our fiscal years ended December 31, 2007 and 2008 and through September 23, 2009, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K occurred.   PwC indicated to us that it concurs with the foregoing statements contained in the second, third and fourth sentences above as they relate to PwC and furnished a letter to the Securities and Exchange Commission to this effect.

We engaged Deloitte & Touche LLP, as our new independent registered public accounting firm as of September 23, 2009.  Our Audit Committee participated in and approved this decision.  During our fiscal years ended December 31, 2007 and 2008 and through September 23, 2009, we did not consult with Deloitte & Touche LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or reportable event identified in paragraph (a)(1)(iv) or (a)(1)(v) and related instructions of Item 304 of Regulation S-K.

SPECIAL MATTERS

Share Consolidation Resolution

The Shareholders will be asked at the Meeting to consider, and if deemed advisable, to approve the Consolidation Resolution in the form set out in Schedule “B” to this Circular, authorizing at the discretion of the Board the Share Consolidation of Adherex’s outstanding Common Shares based on a range between a one for fifteen (15) basis to a one for twenty (20) basis (the “Stock Consolidation Range”).  Any fractional Common Shares of the Corporation resulting from such consolidation shall be cancelled without payment or other compensation being made to any shareholder in respect thereof.  The Share Consolidation is subject to regulatory approval.

The Share Consolidation will affect all Shareholders uniformly and will not affect any Shareholder’s percentage ownership interest in the Corporation, except to the extent that the Share Consolidation would otherwise result in any Shareholder being owed a fractional share.  In addition, the Share Consolidation will not affect any Shareholder’s proportionate voting rights, subject to the treatment of fractional shares.  Options, warrants and exchangeable or convertible securities will be consolidated in accordance with the terms of the respective securities at the same share consolidation ratio as determined by the Board.

The Corporation has previously effected a share consolidation.  In particular, on July 29, 2005, Adherex Common shares were consolidated on a 1-for-5 basis.

The Board believes that a share consolidation will enhance the marketability of the Common Shares and potentially increase the liquidity of the Common Shares if implemented at an appropriate time.  If the Share Consolidation is approved, the Board may, in its discretion, again decide not to implement the Share Consolidation and therefore not file any amendment to the Corporation’s articles, if required, to effect such Share Consolidation.  Upon a decision being made by the Board to implement the Share Consolidation using the above Stock Consolidation Range, the effective date for the Share Consolidation will be set by the Board, and registered Shareholders will be sent a letter of transmittal as soon as practicable after the effective date of the Share Consolidation for use in delivering their pre-consolidation share certificates to Adherex’s transfer agent and registrar.  The letter of transmittal will contain instructions on how to surrender certificate(s) representing a Shareholder’s pre-consolidated shares to the transfer agent. The transfer agent will forward to each registered shareholder who has sent the required documents a new share certificate representing the number of post-consolidation shares to which the Shareholder is entitled. Until surrendered, each share certificate representing pre-consolidation shares will be deemed for all purposes to represent the number of whole post-consolidation shares to which the holder is entitled as a result of the Consolidation.  Shareholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

The Board recommends to the Shareholders that they approve the Consolidation Resolution. To become effective, the Consolidation Resolution must be approved by at least 2/3 of the votes cast by the Shareholders voting in person or by proxy at the Meeting.  Unless directed otherwise, the persons named in the accompanying form of proxy intend to vote FOR the Consolidation Resolution. The full text of the Consolidation Resolution is annexed hereto as Schedule “B”.

Continuance Resolution

Adherex also proposes to continue from the laws of Canada under the Canada Business Corporations Act (the “CBCA”) to the laws of British Columbia in accordance with Section 302 of the Business Corporations Act (British Columbia) (the “BCBCA”) (the “Continuance”). At the Meeting, Adherex shareholders will be asked to consider and, if thought fit, approve with or without variation the Continuance Resolution to approve the Continuance.

Unlike the CBCA, the BCBCA has no restrictions on the residency of Board members and, accordingly, the Board believes that the BCBCA will provide the Company with greater flexibility as to the composition of its Board.

If the Continuance is approved, Adherex shareholders will also be approving:

1.	new “Notice of Articles”, which will not be materially different than Adherex’s current articles filed under the CBCA; and

2.	new “Articles” under the BCBCA, a copy of which are attached as Exhibit 1 to Schedule “C” hereto, which effectively replace Adherex’s current By-Laws under the CBCA.

The proposed Notice of Articles and Articles will be available on Adherex’s website at www.Adherex.com and by request to the Corporate Secretary at PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.  The Notice of Articles and Articles will govern the affairs of Adherex if the Continuance Resolution is approved by the Shareholders.

Comparison of CBCA and BCBA

On completion of the Continuance, Adherex would be governed by the BCBCA. Although the rights and privileges of shareholders under the CBCA are in many instances comparable to those under the BCBCA, there are several differences and Adherex shareholders are advised to review the information contained herein and to consult with their professional advisors in this regard.

The BCBCA provides that when a foreign corporation continues under such legislation:

(a)	the property, rights and interests of the foreign corporation continue to be the property, rights and interests of the company;

(b)	the company continues to be liable for the obligations of the foreign corporation;

(c)	an existing cause of action, claim or liability to prosecution is unaffected;

(d)	a legal proceeding being prosecuted or pending by or against the foreign corporation may be prosecuted or its prosecution may be continued, as the case may be, by or against the company; and

(e)	a conviction against, or a ruling, order or judgment in favour of or against, the foreign corporation may be enforced by or against the company.

The Continuance will not will affect Adherex’s status as a listed company on the TSX, or as a reporting issuer under the securities legislation of any jurisdiction in Canada, and Adherex will remain subject to the requirements of such legislation.

In general terms, the BCBCA provides to shareholders substantively the same rights as are available to shareholders under the CBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions, and is consistent with corporate legislation in most other Canadian jurisdictions. There are, however, important differences concerning the qualifications of directors, location of shareholder meetings and certain shareholder remedies. There is also a difference in the definition of “special resolution” which, under the CBCA requires a two-thirds majority vote of the shareholders of a corporation and, under the BCBCA, requires a two-thirds to three-quarters majority vote of the shareholders of a company, depending on what the articles of the company (or the BCBCA) specify. The following is a summary comparison of certain provisions of the BCBCA and the CBCA. This summary is not intended to be exhaustive.

Matter	BCBCA	CBCA

Directors	The BCBCA provides that a public company must have a minimum of three directors. The BCBCA does not contain any residency requirements for directors.
The CBCA requires that a distributing corporation must have at least three directors, at least two of whom are not officers or employees of the corporation or its affiliates. At least twenty-five per cent of the directors of a corporation must be resident Canadians. However, if a corporation has less than four directors, at least one director must be a resident Canadian.

Special Resolution Voting Threshold
Under the BCBCA, a special resolution is a resolution passed at a duly constituted meeting passed by a special majority of votes cast by shareholders voting shares that carry the right to vote at general meetings, as set by the company’s articles and which must not be less than 2/3 or more than 3/4 of the votes cast at a meeting.

Under the CBCA, a special resolution is a resolution passed by a majority of not less than two-thirds of the votes cast by the shareholders who voted at a shareholder meeting in respect of that resolution.

Sale of Company's Property
The BCBCA requires the sale, lease or other disposition of all or substantially all of a company’s undertaking , other than in the ordinary course of its business and subject to certain exceptions set out in the BCBCA,. with the approval of the shareholders by a special resolution.

The CBCA requires approval of the holders of two-thirds of the shares of a corporation represented at a duly called meeting upon a sale, lease or exchange of all or substantially all of the property of the corporation. Each share of the corporation carries the right to vote in respect of a sale, lease or exchange of all or substantially all of the property of the corporation whether or not it otherwise carries the right to vote.

Amending the Charter Documents of the Company
Under the BCBCA, the notice of articles and the articles may be altered as permitted by BCBCA and if the BCBCA does not specify the type of resolution, then as set out in the articles and if neither specify the type of resolution then a special resolution is required. Changes to a company’s authorized share structure or to the special rights and restrictions attached to shares require approval by the type of resolution set out in the articles, which may be an ordinary (50%+1) or special resolution, or if the articles do not specify the type of resolution, by a special resolution.

Under the CBCA, such changes require a resolution passed by not less than two-thirds of the votes cast by shareholders voting on the resolution authorizing the alteration and, where certain specified rights of the holders of a class or series of shares are affected differently by the alteration than the rights of the holders of other classes of shares, or in the case of holders of a series of shares in a manner different from other shares of the same class, a resolution passed by not less than two-thirds of the votes cast by the holders of shares of each class, or series, as the case may be, even if such class or series is not otherwise entitled to vote.

Amalgamations
Under the BCBCA, an amalgamation requires approval of the shareholders by special resolution. When voting on an amalgamation, each share of a company carries the right to vote, whether or not such shares would otherwise carry the right to vote. Where the rights or special rights or restrictions attached to a class or series of shares would be prejudiced or interfered with by the adoption of an amalgamation agreement, the holders of such class or series of shares must approve the adoption of the amalgamation agreement by s special separate resolution.

Under the CBCA, a resolution to amalgamate a CBCA corporation requires a special resolution passed by the holders of each class or series of shares, whether or not such shares otherwise carry the right to vote, if such class or series of shares are affected differently.

Rights of Dissent and Appraisal
The BCBCA provides that shareholders who dissent to certain actions being taken by a company may exercise a right of dissent and require the company to purchase the shares held by such shareholder at the fair value of such shares. The dissent right is applicable where the company proposes to:  (a) alter the Articles to alter restrictions on the powers of the company or the business it is permitted to carry on; (b) amalgamate with another corporation; (c) adopt and amalgamation agreement or approve an amalgamation; (d) approve and arrangement, if the terms of the arrangement permit dissent; (e) authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking; (f) authorize the continuation of the company out of the jurisdiction; and (g) authorize any other resolution, if dissent is authorized by that resolution.

In addition, the BCBCA provides a dissent remedy in respect of any court order that permits dissent.

Unlike the CBCA, the BCBCA requires that dissent must be exercised with respect to all of shares in respect of which the dissenting shareholder is the registered and beneficial owner (and the dissenting shareholder must cause the registered owner of any such shares beneficially owned by the dissenting shareholder to dissent with respect to all such shares).

The CBCA contains a similar dissent remedy to the BCBCA, although the triggering events and the procedure for exercising this remedy are slightly different than those contained in the BCBCA. Regarding (c) above, under the CBCA, there is no dissent right with respect to a resolution to approve an amalgamation. Under both the CBCA and the BCBCA, there is no right of dissent in respect of an amalgamation between a company and its wholly-owned subsidiary, or between wholly-owned subsidiaries of the same company. The CBCA does not provide for the right to dissent in the circumstances described in (f) under BCBCA, nor in respect of any court order that permits dissent. The CBCA also contains a dissent remedy where a corporation resolves to amend its articles to add, change or remove any provisions restricting or constraining the issue or transfer of shares of a class or to add, change or remove any restrictions on the business or businesses that the corporation may carry on.

Compulsory Acquisitions
Under the BCBCA, where an acquisition offer is accepted by shareholders holding not less than 90% of the shares, other than shares already held at the date of the offer by the acquiring person or its affiliate, within four months after the offer is made, the acquiring person can, within five months after the offer is made, send written notice to any offeree who did not accept the offer indicating that the acquiring person wishes to acquire the shares of that offeree. Any non-accepting offeree may apply to court within two months after the date of the notice to have the court set the price and terms of payment and make consequential orders and directions that it considers appropriate. If the acquiring person does not send the notice referred to above within one month after becoming entitled to do so, the acquiring person must send a written notice to each non-accepting offeree stating that such offeree may require the acquiring person to purchase the shares owned by that offeree that were subject to the offer, on the same terms and conditions as were set out in the offer.

Under the CBCA, the compulsory acquisition provisions are similar, however, the provisions only apply to distributing corporations, the equivalent of public companies under the BCBCA, whereas the BCBCA provisions apply to all companies. Under the CBCA, the notice and waiting periods are different, as the notice to non-accepting offerees must be sent within 60 days of the expiry of the takeover bid and in any event within 180 days of the date of the takeover bid. Under the CBCA, the offeror must only wait 20 days to transfer the consideration for the shares following the giving of notice to any non-accepting offerees. Also, under the CBCA, the offeror is able to apply to the court to fix the value of the shares, whereas under the BCBCA, the acquiring person must wait for the offeree to do so (which the offeree may do within 2 months after the date of the notice sent by the acquiring person). Under the CBCA, within 90 days of the expiry of the offer or, if the offer was not made to an offeree initially, the day on which the offeree learns of the offer, the offeree can require the offeror to acquire its shares on the same terms as contained within the offer, but the offeror is not required to send a notice to non-accepting offerees notifying them of their right to require the offeror to do so, as under the BCBCA.

Oppression Remedies
Under the BCBCA, a shareholder of a company (including beneficial shareholders and any other person whom the court considers appropriate to seek a remedy) has the right to apply to the court on the grounds that: (i) the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner  oppressive to one or more of the shareholders, or (ii) that some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders. On such an application the court may make such order as it sees appropriate, including an order to prohibit any act proposed by the company and those other orders enumerated in the BCBCA.

The CBCA contains rights that are broader in that they are available to a larger class of complainants in connection with oppression remedies than the BCBCA. Under the CBCA a shareholder, former shareholder, director, former director, officer, former officer of a corporation or any of its affiliates, or any other person who, in the discretion of the court, is a proper person to seek an oppression remedy may apply to the court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, or the business or affairs of the corporation or any of its affiliates are or have been carried on or conducted in a manner, or the powers of the directors of the corporation or its affiliates are or have been exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of, any security holder, creditor, director, or officer.

Shareholder Derivative Actions
Under the BCBCA, a shareholder or director of a company and any person who the court considers appropriate may, with leave of the court, prosecute a legal proceeding in the name and on behalf of the company to (i) enforce a right, duty or obligation owed to the company that could be enforced by the company itself or (ii) to obtain damages for any breach of such a right, duty or obligation.

A broader right to bring a derivative action is contained in the CBCA than in the BCBCA as this right extends to officers, former shareholders, directors or officers of a corporation or its affiliates, and any person, who, in the discretion of the court, is a proper person to make an application to the court to bring a derivative action. In addition, the CBCA permits derivative actions to be commenced, with leave of the court, in the name and on behalf of the subsidiaries of a corporation.

Requisition of Meetings
The BCBCA provides that shareholders of a company who hold in the aggregate at least one-twentieth of the issued shares of the company that carry the right to vote at general meetings may give notice to the directors requiring them to call and hold a general meeting within four months. If the directors do not, within 21 days after the date on which the requisition is received by the company, send notice of a general meeting, the requisitioning shareholders, or any one or more of them holding, in the aggregate, more than one-fortieth of the issued shares of the company that carry the right to vote at general meetings, may send notice of a general meeting to be held to transact the business stated in the requisition.

The CBCA permits the holders of not less than 5% of the issued shares that carry the right to vote at a meeting sought to be held to require the directors to call and hold a meeting of shareholders of a corporation for the purposes stated in the requisition. If the directors do not call a meeting within 21 days of receiving the requisition, any shareholder who signed the requisition may call the meeting.

Shareholder Proposals
The BCBCA provides for shareholder proposals, which are a written notice setting out a matter that a submitter wishes to have considered at the next annual general meeting of a company. Under the BCBCA, the shareholder proposal must be signed by the holders of at least 1% of the issued shares of a company that carry the right to vote at general meetings. Under the BCBCA, one or more holders of shares (whether such shares carry the right to vote or not) having a fair market value of at least $2,000 may also submit a proposal. However, with respect to the BCBCA, the requirement is only applicable to public companies, and the holders submitting a proposal must have held their shares for two years.

As with the BCBCA, the CBCA provides for shareholder proposals, which are a written notice setting out a matter that a submitter wishes to have considered at the next annual general meeting of a company.  Also as with the BCBCA, under the CBCA, the shareholder proposal must be signed by the holders of at least 1% of the issued shares of a company that carry the right to vote at general meetings.

Place of Meetings
The BCBCA provides that general meetings of the shareholders of a company must be held within British Columbia or may be held at a location outside British Columbia if: (i) the location is provided for in the Articles; (ii) the articles do not restrict the company from approving a location outside of British Columbia and the location for the meeting is approved by the resolution required by the Articles for that purpose, or, if no resolution is required by the articles, approved by ordinary resolution; or (iii) written consent of the Registrar of Companies is otherwise obtained prior to the meeting.

The CBCA provides that meetings of shareholders may be held at the place within Canada provided by the by-laws, or in the absence of such provision, at the place within Canada that the directors determine. Also, meetings of shareholders may be held outside of Canada if the place is specified in the Articles.

If the Continuance Resolution is passed, the Articles of Continuance filed with the Registrar of Companies under the BCBCA will include a provision that meetings of the shareholders may be held at locations outside British Columbia, as determined by the Board.  The threshold approval for a “special resolution” of shareholders will not be increased from the minimum required under the BCBCA, namely two-thirds of the votes cast by shareholders represented at a meeting in person or by proxy.

In order to be effective, the Continuance Resolution requires the approval of not less than 66 ⅔% of the votes cast by Adherex shareholders represented at the meeting in person or by proxy.  Even if the Continuance Resolution is approved, the Adherex Board retains the power to revoke it at all times without any further approval by Adherex shareholders. The Adherex Board will only exercise such power in the event that it is, in its opinion, in the best interest of Adherex.  For example, if a significant number of shareholders dissent in respect of the Continuance Resolution, the Board may determine not to proceed with the Continuance.

The Board recommends to the Shareholders that they approve the Continuance Resolution.  Unless directed otherwise, the persons named in the accompanying form of proxy intend to vote FOR the Continuance Resolution. The full text of the Continuance Resolution is annexed hereto as Schedule “C”.

Rights of Dissent in Respect of the Continuance Resolution

Section 190 of the Canada Business Corporations Act, the provisions of which are attached as Schedule “D” to this Circular, provides holders of shares with the right to dissent from certain resolutions of a corporation which effect extraordinary corporate transactions or fundamental corporate changes.  For these purposes, Section 190 provides the holders of Common Shares with the right to dissent from the Continuance Resolution.

Any Shareholder who dissents from the Continuance Resolution in compliance with Section 190 of the Canada Business Corporations Act will be entitled, in the event that the Continuance Resolution is passed and the Continuance is implement, to be paid by the Corporation the fair value of the shares of the Corporation held by such dissenting shareholder determined as of the close of business on the day before such special resolution is adopted.

A Shareholder may only dissent with respect to all of the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.  A Shareholder is not entitled to dissent with respect to the Continuance Resolution if such holder votes any of such shares beneficially held by it in favour of the Continuance Resolution.  The execution or exercise of a proxy does not constitute a written objection for purposes of the rights to dissent under the Canada Business Corporations Act.

The Canada Business Corporations Act requires adherence to the procedures that it establishes in Section 190 and any failure to adhere to such procedures may result in the loss of all rights of dissent. Accordingly, each Shareholder who might desire to exercise rights of dissent should carefully consider and comply with the provisions of Section 190 of the Canada Business Corporations Act and consult with its legal advisors.

See Schedule “D” of this Information Circular for “Shareholders Rights to Dissent”.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This discussion relates to the executive officers listed in the Summary Compensation Table below, who are referred to as Named Executive Officers.

Mandate of the Compensation Committee

It is the task of the Compensation Committee to periodically review Adherex’s compensation structure with respect to its Named Executive Officers, including its Chief Executive Officer, to ensure that Adherex continues to attract and retain qualified and experienced individuals to its management team and to motivate these individuals to perform to the best of their ability and in Adherex’s best interests. The Compensation Committee determines the compensation of the Named Executive Officers, evaluates and approves the compensation plans, policies and programs of the Corporation and recommends to the Board from time to time other incentive compensation plans that it determines should be considered.

In reviewing executive compensation, the Compensation Committee relies on the advice of the Chief Executive Officer regarding other executive officers and allows him to participate in the Committee’s deliberations on those executive officers.  The Chief Executive Officer, however, is not allowed to participate in the Committee’s deliberations on his compensation.  The Compensation Committee may not delegate any of its responsibilities to another entity or to an individual without the approval of the Board.

General Compensation Philosophy

The key components of executive officer compensation are salaries, cash incentive awards and stock options.  Adherex’s policy with respect to the compensation of Named Executive Officers is to establish annual goals with respect to corporate development and the individual areas of responsibility of each Named Executive Officers and then to review total compensation with respect to the achievement of these goals.

Salary and Non-Equity Incentive Awards

It is Adherex’s policy that the base salaries paid to its Named Executive Officers reflect, in addition to the criteria set out above, the individual’s responsibility, experience and achievements.  Each year the Compensation Committee sets a series of objectives for each executive and for the executive team as a whole to determine the opportunity for cash incentive awards.  These objectives are prioritized and assigned potential values in light of overall company objectives, including with respect to scientific, clinical, regulatory, intellectual property, business and corporate development, and financial objectives.  The Compensation Committee reviews both base salaries and cash incentive awards on at least an annual basis to ensure that the relevant criteria are satisfied.

Stock Options

The annual compensation considerations also include the awarding of stock options.  The granting of options to the Named Executive Officers under the Stock Option Plan serves three primary purposes: (1) to recognize significant performance during the past year; (2) to provide long-term incentives for future efforts, since the value of the options is directly dependent on the market valuation of the Corporation; and (3) to retain individuals, as the options typically vest over time.  When determining whether and how many new option grants will be made, the Compensation Committee takes into account the amount and terms of any outstanding options.  The Compensation Committee generally considers the granting of options twice annually to all eligible employees, including executive officers.  The Committee, in its discretion, may grant options at other times during a fiscal year to a Named Executive Officer for performance or other reasons.  Adherex does not require its Named Executive Officers to own a specific amount of Common Shares.

Analysis of Named Executive Officer Compensation

The Compensation Committee is charged with annually reviewing and approving corporate goals and objectives relevant to each of the Named Executive Officer’s compensation, evaluating each officer’s performance in light of those goals and objectives, and fixing and determining each Named Executive Officer’s level of salary and award of cash incentive payments and options based on this evaluation. In determining the long-term incentive component of each Named Executive Officer’s compensation, the Compensation Committee considers the Corporation’s performance and relative shareholder return, the value of similar incentive awards to other similarly situated executive officers at companies in the comparator group, the awards given to the Named Executive Officer in past years, and such other factors as the Compensation Committee considers relevant.  Specifically, the Compensation Committee’s review and evaluation includes measurement of the following areas:

•
the achievement of corporate objectives, such as financings, partnerships and other business development, and consideration of those achievements in light of budgetary constraints and other challenges facing the Corporation;

•	the Corporation’s financial condition;

•	the Corporation’s share price and market capitalization; and

•	the advancement of our product candidates, both preclinical and clinical.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Circular with management and, based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Circular.

Submitted by:      THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Claudio Bussandri, Chair
Robert W. Butts
William Breen
David Lieberman

Compensation Committee Interlocks and Insider Participation

Claudio Bussandri, William Breen, David Lieberman and Robert W. Butts are the current members of the Compensation Committee.  None of these individuals was at any time during 2010 or at any other time an officer or employee of ours.  No interlocking relationship exists between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee.

The Board has determined that each member of the Compensation Committee is “independent” under applicable securities laws.

Summary Compensation Table

The following table sets out certain information respecting the compensation paid to our Chief Executive Officer, as well as Chief Financial Officer and any executive officer of the Company whose total compensation for the fiscal years ended December 31, 2010 and December 31, 2009 exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Rostislav Raykov, Chief	2010	101,220	-	787,227-	-	-	888,447
Executive Officer(5)	2009	11,572	-	-	-	-	11,572

Robert Andrade, Chief	2010	101,220	-	787,227	-	-	888,447
Financial Officer(6)	2009	11,572	-	-	-	-	11,572

Dr. Thomas Spector(7)	2010	130,224	-	787,227	-	-	917,451
Chief Scientific Officer	2009	45,831	-	-	-	-	45,831

Dr. William P. Peters	2010	-	-	-			-
Former Chief Executive	2009	298,623	115,000	-	-	-	413,623
Officer and Chairman(8)

James A. Klein, Jr.	2010	-	-	-			-
Previously Chief Financial	2009	180,934	35,000	-	-	-	215,934
Officer(9)

Dr. Robin J. Norris	2010	-	-	-		-	-
Previously President and	2009	208,000	35,000	9,000	-	-	252,000
Chief Operating Officer(10)

D. Scott Murray,	2010	-	-	-	-	-	-
Previously Senior Vice	2009	123,822	65,000	-	-	-	188,822
President, General Counsel
and Secretary(11)

(1)	Represents cash incentive awards in respect to fiscal 2008 and disbursed in the first quarter of 2009 as detailed in the Company’s 2009 proxy.
(2)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Dollar value amounts are based on individual grants of 17,493,938 options on August 18, 2010 at an exercise price of CAD $0.045, which options expire on August 18, 2017 and vested in full on the date of grant.

(3)
The term “incentive plan” means any plan providing compensation intended to serve as incentive for performance to occur over a specified period, whether such performance is measured by reference to financial performance of the Corporation, the Corporation's stock price, or any other performance measure.  An “equity incentive plan” is an incentive plan or portion of an incentive plan under which awards are granted that fall within the scope of SFAS 123(R).  A “non-equity incentive plan” is an incentive plan or portion of an incentive plan that is not an equity incentive plan.

(4)	Consists of the taxable benefit for premiums paid for group term life insurance, long term disability and long term care insurance.
(5)	Mr. Raykov joined the Corporation in July 2009.
(6)	Mr. Andrade joined the Corporation in July 2009.
(7)	Dr. Spector joined the Corporation in July 2009
(8)	Dr. Peters’ employment relationship with the Corporation terminated effective July 2009.
(9)	Mr. Klein resigned from the Corporation in September 2009.
(10)	Dr. Norris’ employment with the Corporation ended in December 2009.
(11)	Mr. Murray’s employment with the Corporation ended in July 2009.

Rostislav Raykov
Mr. Raykov has been employed by Adherex since July 2009, when he initially agreed to be compensated at the minimum wage.  Pursuant to an employment agreement dated May 3, 2010 between Rostislav Raykov and Adherex, Mr. Raykov is employed as Adherex’s Chief Executive Officer.  Pursuant to this agreement, Mr. Raykov (a) receives an initial annual salary in the amount of $140,000, (b) upon approval by shareholders of the amended Stock Option Plan will be granted options to purchase up to 5.0% of our common stock outstanding estimated by us to be outstanding upon completion of the proposed rights offering announced by us on April 20, 2010, and (c) may receive annual bonuses at the sole discretion of the Board.  If Mr. Raykov’s employment terminates due to a change of control of Adherex, any then remaining unvested shares under his options shall immediately vest and be fully exercisable.  On August 18, 2010, Mr. Raykov was granted 17,493,939 options pursuant to his employment agreement. If Mr. Raykov is dismissed from employment by us for any reason other than “cause,” we are obligated to pay Mr. Raykov severance compensation equal to twelve months of salary.

Robert Andrade
Mr. Andrade has been employed by Adherex since July 2009, when he initially agreed to be compensated at the minimum wage.  Pursuant to an employment agreement dated May 3, 2010 between Robert Andrade and Adherex, Mr. Andrade is employed as Adherex’s Chief Financial Officer.  Pursuant to this agreement, Mr. Andrade (a) receives an initial annual salary in the amount of $140,000, (b) upon approval by shareholders of the amended Stock Option Plan will be granted options to purchase up to 5.0% of our common stock outstanding estimated by us to be outstanding upon completion of the proposed rights offering announced by us on April 20, 2010, and (c) may receive annual bonuses at the sole discretion of the Board.  If Mr. Andrade’s employment terminates due to a change of control of Adherex, any then remaining unvested shares under his options shall immediately vest and be fully exercisable. On August 18, 2010, Mr. Andrade was granted 17,493,939 options pursuant to his employment agreement. If Mr. Andrade is dismissed from employment by us for any reason other than “cause,” we are obligated to pay Mr. Andrade severance compensation equal to twelve months of salary.

Dr. Thomas Spector
Dr. Spector has been employed by Adherex since July 2009, when he was initially paid a salary of $80,000 per year.  Pursuant to an employment agreement dated May 3, 2010 between Dr. Thomas Spector and Adherex, Dr. Spector is employed as Adherex’s Chief Scientific Officer.  Pursuant to this agreement, Dr. Spector (a) receives an annual salary in the amount of $150,000, (b) upon approval by shareholders of the amended Stock Option Plan will be granted options to purchase up to 5.0% of our common stock outstanding estimated by us to be outstanding upon completion of the proposed rights offering announced by us on April 20, 2010, and (c) may receive annual bonuses at the sole discretion of the Board.  If Dr. Spector’s employment terminates due to a change of control of Adherex, any then remaining unvested shares under his options shall immediately vest and be fully exercisable. On August 18, 2010, Dr. Spector was granted 17,493,939 options pursuant to his employment agreement. If Dr. Spector is dismissed from employment by us for any reason other than “cause,” we are obligated to pay Dr. Spector’s severance compensation equal to twelve months of salary.

William Peters
Pursuant to an employment agreement dated February 19, 2003 between Dr. William P. Peters and Adherex, Dr. Peters became employed as Chief Executive Officer and Vice Chairman of Adherex effective March 12, 2003 for a five-year term, and was appointed Chairman of the Board on February 28, 2004. Pursuant to this agreement, Dr. Peters received $495,000 in 2008. The agreement also provided that annual bonuses, if any, will be awarded to Dr. Peters at the sole discretion of the Board.  Pursuant to a separation and mutual release agreement dated July 2, 2009 between Dr. William P. Peters and Adherex, Dr. Peters concluded the employment relationship as Chief Executive Officer and Chairman of Adherex effective July 2, 2009.  Pursuant to this agreement, Dr. Peters (a) received separation pay equal to one month of his regular base salary, (b) received $5,640 equal to the estimated cost of securing equivalent health coverage, and (c) was granted three years following the Termination Date to exercise any vested but unexpired and unexercised stock options.

James Klein
Pursuant to an employment agreement dated April 26, 2004 between James A. Klein, Jr. and Adherex, Mr. Klein was employed as Adherex’s Chief Financial Officer. Pursuant to this agreement, Mr. Klein received an initial annual salary in the amount of $233,000 in 2008.  The agreement also provided that Mr. Klein may receive annual bonuses at the sole discretion of the Board.   Mr. Klein resigned on September 4, 2009.

Robin Norris
Pursuant to an employment agreement dated December 12, 2001 between Dr. Robin Norris and Adherex, Dr. Norris became employed as Adherex’s Chief Operating Officer. He was also appointed President of Adherex on June 14, 2002. Pursuant to his agreement, Dr. Norris received an initial annual salary in the amount of $255,000 in 2008.  Pursuant to an amended and restated employment agreement dated August 19, 2009 between Dr. Robin Norris and us, Dr. Norris continued as our Chief Operating Officer through December 31, 2009.  Pursuant to his agreement, Dr. Norris (a) received an amended annual salary in the amount of $120,000, (b) was granted options to purchase up to 200,000 shares of common stock at a price per share of $0.06 under the Stock Option Plan, and (c) was to be reimbursed for certain business expenses. Dr. Norris’s employment with us was concluded on December 31, 2009.

D. Scott Murray
Pursuant to an employment agreement dated January 27, 2003 between D. Scott Murray and Adherex, Mr. Murray was employed as Adherex’s General Counsel and Corporate Secretary. Pursuant to the January 27, 2003 agreement, Mr. Murray salary was $233,000 for 2008.  The employment of D. Scott Murray ended on July 10, 2009.  Pursuant to a Separation and Mutual Release Agreement, dated as of March 8, 2011, between D. Scott Murray and Adherex, Mr. Murray (a) received a separation payment of $50,000 and (b) was granted a three year period commencing July 10, 2009 to exercise any vested but unexpired stock options previously granted to him by Adherex.

In addition to such employment agreements, Dr. Spector and Messrs. Andrade and Raykov, are each a party to a confidentiality and intellectual property agreement with us.

 In the employment agreements for each of Dr. Spector and Messrs. Andrade and Raykov “cause” is generally defined as (1) material breach of the terms of the employment or intellectual property agreements; (2) failure to perform the duties inherent in Employee’s position in good faith and in a reasonable and appropriate manner; or (3) acts of fraud or embezzlement or other intentional misconduct which adversely affects the Company's business.

Equity Grants, Exercises and Holdings

The following table sets forth information concerning the number and value of unexercised options held by each Named Executive Officer as of December 31, 2010.

Outstanding Equity Awards at December 31, 2010
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (1)		Option Expiration Date
Rostislav Raykov	17,493,939	(36)	—	CAD$	0.045	08/18/2017

Robert Andrade	17,493,939	(36)	—	CAD$	0.045	08/18/2017

Dr. William P. Peters	750,000	(2)	—	CAD$	1.65	07/02/2012
	70,217	(3)	—	CAD$	2.25	07/02/2012
	700,000	(4)	—	CAD$	2.25	07/02/2012
	234,000	(5)	—	CAD$	2.90	07/02/2012
	32,000	(6)	—	CAD$	1.95	07/02/2012
	441,601	(7)	—		1.20	07/02/2012
	192,000	(8)	—		1.20	07/02/2012
	150,000	(9)	—		1.10	07/02/2012
	30,000	(10)	—		0.88	07/02/2012
	400,000	(11)	—		0.28	07/02/2012
	3,000,000	(12)	—		0.63	07/02/2012
	666,667	(13)	—		0.28	07/02/2012
	2,000,000	(14)	—		0.38	07/02/2012

James A. Klein, Jr.	200,000	(15)	—	CAD$	2.65	04/26/2011
	15,000	(16)	—	CAD$	2.90	05/21/2011
	5,000	(17)	—	CAD$	1.95	12/17/2011
	13,500	(18)	—		1.20	09/4/2012
	39,000	(19)	—		0.88	09/4/2012
	50,000	(20)	—		0.28	09/4/2012
	900,000	(21)			0.63	09/4/2012
	300,000	(22)			0.28	09/4/2012
	400,000	(23)	—		0.38	09/4/2012

Dr. Robin J. Norris	36,400	(26)	—	CAD$	2.90	05/21/2011
	15,000	(27)	—		1.20	09/21/2012
	45,000	(28)	—		0.88	12/14/2012
	75,000	(29)	-		0.28	02/28/2014
	1,000,000	(30)	-		0.63	04/30/2014
	300,000	(31)			0.28	12/03/2014
	400,000	(32)	—		0.38	02/27/2015
	200,000	(33)	—		0.06	08/18/2016

Dr. Thomas Spector	10,000	(34)	—	CAD$	2.20	09/24/2011
	60,000	(35)	20,000	CAD$	1.35	07/01/2012
	17,493,939	(36)	—	CAD$	0.045	08/18/2017

(1)	The current Stock Option Plan provides for grants denominated in US and CAD dollars.
(2)	750,000 options were granted on: 2/19/2003 and vest as follows: 250,000 on 2/19/2003; 250,000 on 2/19/2004, and 250,000 on 2/19/2005
(3)	70,217 options were granted on: 12/30/2003 and vest as follows: 70,217 on 12/30/2003
(4)	700,000 options were granted on: 12/30/2003 and vest as follows: 233,334 on 12/30/2003, 233,333 on 12/30/2004 and 233,333 on 12/30/2005
(5)	234,000 options were granted on: 5/21/2004 and vest as follows: 234,000 on 5/21/2004
(6)	32,000 options were granted on: 12/17/2004 and vest as follows: 32,000 on 12/17/2004
(7)	441,601 options were granted on: 4/5/2005 and vest as follows: 441,601 on 4/5/2005
(8)	192,000 options were granted on: 4/5/2005 and vest as follows: 192,000 on 4/5/2005
(9)	150,000 options were granted on: 10/14/2005 and vest as follows: 50,000 on 10/14/2006; 50,000 on 10/14/2007 and 50,000 on 10/14/2008
(10)	30,000 options were granted on: 12/14/2005 and vest as follows: 10,000 on 12/14/2006; 10,000 on 12/14/2007 and 10,000 on 12/14/2008
(11)	400,000 options were granted on: 2/28/2007 and vest as follows: 133,334 on 2/28/2007; 133,333 on 2/29/2008 and 133,333 on 2/28/2009
(12)	3,000,000 options were granted on: 4/30/2007 and vest as follows: 1,000,000 on 4/30/2007; 1,000,000 on 4/30/2008 and 1,000,000 on 4/30/2009
(13)
1,000,000 options were granted on: 12/03/2007 and vest as follows: 333,334 on 12/03/2007; 333,333 on 12/03/2008.  The remaining 333,333 options scheduled to vest on 12/03/2009 were cancelled on July 2, 2009 in accordance with Dr. Peter’s separation and mutual release agreement.

(14)	2,000,000 options were granted on: 2/27/2008 and vest as follows: 2,000,000 on 2/27/2008
(15)	200,000 options were granted on: 4/26/2004 and vest as follows: 50,000 on 7/24/2004 ; 50,000 on 4/26/2005 and 50,000 on 4/26/2006 ; 50,000 on 4/26/2007
(16)	15,000 options were granted on: 5/21/2004 and vest as follows: 5,000 on 12/17/2004 ; 5,000 on 5/21/2006 and 5,000 on 5/21/2007
(17)	5,000 options were granted on: 12/17/2004 and vest as follows: 1,667 on 12/17/2005 ; 1,666 on 12/17/2006 and 1,667 on 12/17/2007
(18)	13,500 options were granted on: 9/21/2005 and vest as follows: 4,500 on 9/21/2006 ; 4,500 on 9/21/2007 and 4,500 on 9/21/2008
(19)	39,000 options were granted on: 12/14/2005 and vest as follows: 13,000 on 12/14/2006 ; 13,000 on 12/14/2007 and 13,000 on 12/14/2008
(20)	50,000 options were granted on: 2/28/2007 and vest as follows: 16,667 on 2/28/2007; 16,666 on 2/29/2008 and 16,667 on 2/28/2009
(21)	900,000 options were granted on: 4/30/2007 and vest as follows: 300,000 on 4/30/2007; 300,000 on 4/30/2008 and 300,000 on 4/30/2009
(22)	300,000 options were granted on: 12/03/2007 and vest as follows: 100,000 on 12/03/2007; 100,000 on 12/03/2008 and 100,000 on 12/03/2009
(23)	400,000 options were granted on: 2/27/2008 and vest as follows: 400,000 on 2/27/2008
(24)	40,000 options were granted on: 5/3/2003 and vest as follows: 13,334 on 5/3/2004 ; 13,333 on 5/3/2005 and 13,333 on 5/3/2006
(25)	75,600 options were granted on: 12/30/2003 and vest as follows: 25,200 on 12/30/2004 ; 25,200 on 12/30/2005 and 25,200 on 12/30/2006
(26)	36,400 options were granted on: 5/21/2004 and vest as follows: 10,000 on 12/17/2004 ; 14,266 on 5/21/2006 and 12,134 on 5/21/2007
(27)	15,000 options were granted on: 9/21/2005 and vest as follows: 5,000 on 9/21/2006 ; 5,000 on 9/21/2007 and 5,000 on 9/21/2008
(28)	45,000 options were granted on: 12/14/2005 and vest as follows: 15,000 on 12/14/2006 ; 15,000 on 12/14/2007 and 15,000 on 12/14/2008
(29)	75,000 options were granted on: 2/28/2007 and vest as follows: 25,000 on 2/28/2007; 25,000 on 2/29/2008 and 25,000 on 2/28/2009
(30)	1,000,000 options were granted on: 4/30/2007 and vest as follows: 333,334 on 4/30/2007; 333,333 on 4/30/2008 and 333,333 on 4/30/2009
(31)	300,000 options were granted on: 12/03/2007 and vest as follows: 100,000 on 12/03/2007; 100,000 on 12/03/2008 and 100,000 on 12/03/2009
(32)	400,000 options were granted on: 2/27/2008 and vest as follows: 400,000 on 2/27/2008
(33)	200,000 options were granted on: 8/18/2009 and vest as follows: 200,000 on 8/18/2009.
(34)	10,000 options were granted on: 09/24/2004
(35)	80,000 options were granted on: 07/01/2005 with 20,000 excerisable on July 1, 2012.
(36)	17,493,939 options were granted on 08/18/2010 with all 17,493,939 immediately exercisable.

No Named Executive Officers exercised options in the years ended December 31, 2010 and 2009.

COMPENSATION OF DIRECTORS

The following table summarizes the compensation earned by or paid to the Company's non-executive directors for the year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Mr. Breen	—	—	207,165	—	—	—	207,165
Mr. Bussandri	—	—	207,165	—	—	—	207,165
Mr. Butts	—	—	—	—	—	—	—
Mr. Lieberman	—	—	—	—	—	—	—
Dr. Porter	—	—	207,165	—	—	—	207,165

(1) Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.  Dollar value amounts are based on individual grants of 4,603,668 options on August 18, 2010 at an exercise price of CAD $0.045, which options expire on August 18, 2017 and vested in full on the date of grant.

Pursuant to an Independent Director Agreement dated as of May 3, 2010 between the Company and each of Dr. Porter and Messrs. Breen and Bussandri, the Board approved as of the same date: (a) the grant to each of Dr. Porter and Messrs. Breen and Bassandri fully vested options to purchase 1.33% of Adherex’s common stock outstanding upon completion of our April 30, 2010 rights offering and conditioned upon the shareholders’ approval of the amended Stock Option Plan, and (b) reimbursement for reasonable travel and related expenses incurred for Dr. Porter and Messrs Breen and Bussandri.  On August 18, 2010, following shareholder approval, each of Dr. Porter and Messrs. Breen and Bussandri were granted 4,603,668 options.

Mr. Butts and Mr. Lieberman do not accept cash fees or stock for their participation on the Board.  Mr. Breen, Mr. Bussandri and Dr. Porter do not accept cash fees for their participation on the Board.

OTHER INFORMATION REGARDING MANAGEMENT

Stock Option Plan

The Amended and Restated Stock Option Plan approved on June 24, 2010 was adopted to develop the interest and incentive of eligible employees, directors and other service providers of the Corporation in the Corporation's growth and development by giving eligible Participants (as defined below) an opportunity to purchase Common Shares on a favourable basis, thereby advancing the interests of the Corporation, enhancing the value of the Common Shares for the benefit of all Shareholders and increasing the ability of the Corporation to attract and retain skilled and motivated individuals in the service of the Corporation. The maximum number of Common Shares that may be issued under the Stock Option Plan is a rolling maximum equal to 25% of the issued and outstanding Common Shares from time to time, the total number of Common Shares that may be currently issued by the Corporation under the Stock Option Plan is 113,213,158, representing approximately 25.0% of the currently issued and outstanding Common Shares.  As of May 24, 2011 options for an aggregate of 83,180,000 Common Shares have been granted and remain issued and outstanding under the Stock Option Plan, representing approximately 18.8% of the currently issued and outstanding Common Shares, and options for 183,002 Common Shares have been exercised under the Stock Option Plan, representing approximately 0.1% of the currently issued and outstanding Common Shares.

Within the above aggregate limit of 25% of the issued and the issued and outstanding Common Shares from time to time, the Stock Option Plan contains no limits on the number or percentage of such options that may be granted to insiders of the Corporation or to any one person.  The Board currently has the right, in its sole discretion, to alter, amend or discontinue the Stock Option Plan from time to time and at any time. However, no such amendment or discontinuation may alter or impair the rights or increase the obligations under the Stock Option Plan of Participants without the consent of the Participants. Further, any amendment to the Stock Option Plan is subject to prior regulatory approval.  The Stock Option Plan’s amending procedures explicitly provide that shareholder approval is not required to implement any amendments, save and except for amendments related to (i) the maximum number of Common Shares or any other shares of the Corporation which are reserved for issuance under the Stock Option Plan (and under any other share compensation arrangement of the Corporation); (ii) a reduction in the exercise price for options held by insiders; and (iii) an extension to the term of options held by insiders.  Examples of the amendments that may be made by the Board without shareholder approval include, without limitation, amendments related to (a) the vesting provisions of the Stock Option Plan or any option granted under the Stock Option Plan, (b) the early termination provisions of the Stock Option Plan or any option granted under the Stock Option Plan, (c) the addition of any form of financial assistance by the Corporation for the acquisition by all or certain categories of Participants, and the subsequent amendment of any such provision which is more favourable to such Participants, (d) the addition or modification of a cashless exercise feature, payable in cash or Common shares, which provides for a full deduction of the number of underlying Common Shares from the Stock Option Plan reserve, (e) changing the maximum percentage of Common Shares which are reserved for issuance under the Stock Option Plan to a maximum number of Common Shares not exceeding the number of Common Shares which then represents the maximum percentage previously approved by the Corporation’s security holders; (f) the suspension or termination under applicable laws (including, without limitation, the rules, regulations and policies of the TSX); and/or (g) general housekeeping matters.

Participation in the Stock Option Plan shall be limited to directors, employees and service providers who are designated from time to time by the Compensation Committee (each, a “Participant”).  Board nominees or other associates of the Corporation’s largest shareholder, Southpoint Capital Advisors, are not eligible to participate in the Stock Option Plan. Subject to the terms of the Stock Option Plan, the Compensation Committee determines the Participants designated to participate in the Stock Option Plan, the number of Common Shares such Participant is entitled to purchase and the price at which the Common Shares may be purchased and the applicable vesting period. The option price at which the Common Shares may be purchased under the Stock Option Plan is the fair market value of the Common Shares of the Corporation at the time of grant.

Options granted under the Stock Option Plan must be exercised within a period of seven (7) years from the date of grant, failing which the Participant's right to purchase such Common Shares lapses.  The Stock Option Plan provides that should the expiry date of any vested stock option of a Stock Option Plan participant fall on, or within nine (9) trading days immediately following, a Black-Out Period, the expiry date of such a vested stock option will automatically be the date that is ten (10) trading days from the date the relevant Black-Out Period ends. Unless otherwise determined by the Compensation Committee and specifically set forth in the stock option agreement executed by the Participant, options vest and may be exercised by the Participant as to one-third on each of the first, second and third anniversaries of the date of grant. The Compensation Committee may, however, in its sole discretion by written notice to any Participant, accelerate the vesting of all or any of the options of a Participant.  The Participant's rights under the options granted under the Stock Option Plan are not assignable or transferable by the Participant.  The Corporation does not currently have any arrangements in place for financial assistance to facilitate the purchase of securities by Participants under the Stock Option Plan.

A Participant’s right to exercise options ceases following any of the following events (each of which, a “Participant Termination Date”): (i) if an employee, such Participant’s employment with the Corporation or any of its subsidiaries is terminated for any reason; (ii) if a director, such Participant ceases to be a director on the Board for any reason; or (iii) if a service provider, such Participant ceases to provide services to the Corporation.  In such case, the Participant, or the Participant's legal representative, as the case may be, may only exercise such options that are then vested any time prior to the earlier of: the original expiry date of such option, or within 30 days of the Participant Termination Date, or if specifically approved by the Board, such later date which may not be more than three (3) years following the Participant Termination Date.

For U.S. federal income tax purposes, an optionee who is granted an incentive stock option under the Stock Option Plan will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee’s alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option's exercise price, and therefore may subject the optionee to the alternative minimum tax.  Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option’s exercise or (ii) the sale price of the shares. Adherex will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.  Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares.  Options that do not qualify as incentive stock options under the Stock Option Plan are referred to as nonstatutory options.  Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option.  Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then fair market value of the shares acquired over the exercise price of the option.  Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees will be subject to tax withholding by us.  Adherex will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.  Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares.

Directors’ and Officers’ Liability Insurance

Adherex has liability insurance for its directors and officers. The aggregate annual premium for that insurance is approximately $50,000 no part of which is payable by the directors and officers of the Corporation. The insurance coverage under the policy for each loss is limited to an aggregate of $5,000,000 for each policy year. The policy provides for a $150,000 deductible for any securities claim made by the Corporation and for any other claim made by the Corporation and there shall be no deductible for any claim made by a director or officer.

Indebtedness of Directors and Executive Officers

Section 13(k) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits Adherex from making or arranging an extension of credit to its directors or executive officers in the form of a personal loan.

No individual, who is or was a director, executive officer or employee of Adherex, nor any proposed nominee for election as a director of Adherex, nor any associate of any one of them:

(i)	is or, at any time since the beginning of Adherex’s most recent completed financial period, has been indebted to Adherex or any of its subsidiaries; or

(ii)
was indebted to another entity, which indebtedness is, or was at any time during Adherex’s most recent completed financial period, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Adherex or any of its subsidiaries.

Interest of Informed Persons in Material Transactions

In accordance with the Canada Business Corporations Act ( the “CBCA”), directors who have a material interest in any person who is a party to a material contract or a proposed material contract with Adherex are required, subject to certain exceptions, to disclose that interest and abstain from voting on any resolution to approve that contract.

To the knowledge of Adherex, no informed person or proposed nominee for election as a director of Adherex and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of Adherex’s last completed financial period or in any proposed transaction which has materially affected or would materially affect Adherex or any of its subsidiaries.

In accordance with regulations of the SEC, Adherex must disclose in this Circular any transaction or series of transactions in Adherex’s last two completed fiscal years to which Adherex was a party and in which any director or executive officer of Adherex, or any of their immediate family members had a direct or indirect material interest, if the amount involved exceeds the lesser of $120,000 or one (1) percent of the average of the Company’s total assets at year end for the last two completed fiscal years (a “Related Party Transaction”).  .

D. Scott Murray, a former executive officer, and Adherex entered into a Separation and Mutual Release Agreement, dated as of March 8, 2011, pursuant to which (a) each party thereto agreed to a mutual release of claims by such party and (b) we made a separation payment of $50,000 to Mr. Murray and granted Mr. Murray a three year period commencing July 10, 2009 to exercise any vested but unexpired stock options previously granted to him.

Except for the foregoing, to the knowledge of Adherex, there were no Related Party Transactions in the last two years that were required to be reported under Item 404(d) of Regulation S-K and there are none anticipated at this time to occur in fiscal 2011.

Performance Graph

The following line graph compares the percentage change, from December 31, 2005 to December 31, 2010, in cumulative total shareholder return for $100 (CAD$ for TSX and US$ for AMEX) invested in our common stock with cumulative total return of the AMEX Composite, the AMEX Biotechnology Index and the S&P/TSX Composite Total Return Index.

Securities Authorized for Issuance Under Equity Compensation Plan

The following table provides certain information with respect to securities authorized for issuance under equity incentive plans as of December 31, 2010:
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options warrants and rights (*)	(b) Weighted-average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))
Equity compensation plans approved	12,970		$0.55	9,557
by security holders	70,210	CAD$	0.07
Equity compensation plans not approved by security holders	-		-	-
Total	83,180		-	9,557

* The Company’s current stock option plans allows for the issuance of stock options denominated in both United States, or U.S., dollars and Canadian, or CAD, dollars.  This table presents the number and weighted-average exercise price of outstanding options by the currency associated with the original grants  At December 31, 2010 we had 12,970 stock options denominated in U.S. dollars with a weighted-average exercise price of $0.55 and 70,210 stock options denominated in CAD dollars with a weighted-average exercise price of CAD$0.07.  At December 31, 2010, we had 9,557 stock options available for future issuance.

REPORT ON CORPORATE GOVERNANCE

Adherex believes that good corporate governance is important to ensure that Adherex is managed for the long-term benefit of its shareholders.  In connection with Adherex’s commitment to comply with the standards of applicable securities legislation, Adherex has continued to review Adherex’s corporate governance practices and policies and has compared them to developing practices and regulation in Canada and the United States.  In particular, Adherex has considered the developing rules and guidelines for corporate governance practices and policies, and related disclosures, promulgated by the Canadian Securities Administrators, the SEC as well as the Sarbanes-Oxley Act of 2002.

In February 2004, Adherex’s Board adopted a Mandate of the Board of Directors, Corporate Governance Guidelines and a Code of Business Conduct and Ethics applicable to all officers, directors and employees of Adherex.  The Board also (i) restated the charter of the Audit Committee, (ii) established a separate Governance Committee and adopted a written charter for the committee, (iii) restated the charter of the Compensation Committee, and (iv) appointed a Lead Independent Director. Since Mr. Robert W. Butts, an independent director, was appointed Chair of the Board, no separate Lead Independent Director has been appointed.  Each of the various committee charters and other corporate governance documents are regularly reviewed with a view to determining if any updates are necessary or advisable.

Set out below is a description of certain corporate governance practices of the Corporation.

Shareholder Communications

Shareholders who wish to communicate with members of the Board of Directors, including the independent directors individually or as a group, may send correspondence to them care of the Chief Executive at our principal executive offices.  Such communication will be forwarded to the intended recipient(s).  Adherex currently does not intend to have the Chief Executive screen this correspondence, but it may change this policy if directed by the Board due to the nature or volume of the correspondence.

Board of Directors

The board of directors is composed of a majority of independent directors.  The Board applies the definition of independence found in the rules of the SEC and in Canadian National Instrument 58-101 and National Policy 58-201.  The Board has determined that five of the current seven directors are “independent”, including the Chair of the Board, being Messrs. Butts, Breen, Bussandri, Lieberman, and Porter.  Only two directors have material relationships with the Corporation and are therefore not independent.  Mr. Raykov, Chief Executive Officer of the Corporation , and Mr. Andrade, Chief Financial Officer of the Corporation, are considered to have a material relationship with the Corporation by virtue of their executive officer positions.  Adherex is of the view that the composition of its Board reflects a diversity of background and experience that are important for effective corporate governance.  Other directorships held by Board members are described in this Circular under the heading “Ordinary Matters – Election of Directors.”

During the financial year ended December 31, 2010, the Board held two (2) meetings in the absence of directors who are not “independent,” and certain of the Committees also conducted executive sessions where all participants were independent directors.  In order to facilitate open and candid discussion among its independent directors, the Corporate Governance Guidelines provide that independent directors should meet at least annually without the presence of management or non-independent directors, that the Chairman or Lead Independent Director is authorized to call additional meetings of the independent directors and that the Chairman or Lead Independent Director is authorized to act as the presiding director at such meetings and to develop the agenda for such meetings.  In addition, each Board member is free to suggest the inclusion of items on any Board or Committee meeting agenda and suggest pre-meeting materials to either the Chair of the Board or the Lead Independent Director.  At any meeting of the Board, each Board member is also free to raise subjects that are not on the agenda for that meeting.  Furthermore, each Board committee, the Chairman and the Lead Independent Director, on behalf of the independent directors as a group, have the authority to hire legal, accounting, financial or other advisors as they may deem necessary in their best judgment, without the need to obtain the prior approval of any officer of the Corporation.  The Chief Financial Officer of the Corporation will arrange for payment of the invoices of any such third party.

Directors’ Attendance

For the fiscal period ended December 31, 2010, the Board met on fifteen occasions, the Audit Committee met on four occasions, the Compensation Committee met once, and the Governance Committee met once.

The following table sets forth the attendance of directors at meetings of the Board, the Audit Committee, the Compensation Committee and the Governance Committee.

Director	Attendance at Board Meetings	Committees	Attendance at Committee Meetings

Robert W. Butts	10/11	Audit Committee, Governance Committee, Compensation Committee	7/7

Robert C Andrade	11/11		N/A

William G. Breen	11/11	Audit Committee, Governance Committee, Compensation Committee	6/6

Claudio F. Bussandri	10/11	Audit Committee, Governance Committee, Compensation Committee	6/6

David Lieberman	3/3	Governance Committee, Compensation Committee	2/2

Arthur T. Porter	11/11	Audit Committee	4/4

Rostislav Raykov	11/11		N/A

The Board expects management to be responsible for the day-to-day operations of and to implement the approved strategic business plan within the context of authorized budgets and corporate policies and procedures. Management is expected to report regularly to the Board in a comprehensive, accurate, and timely fashion on Adherex’s business and affairs.

Adherex does not have a formal written policy regarding attendance of Board members at annual meetings of the shareholders.  Adherex, however, strongly encourages all directors to attend such meetings.

Mandate of the Board of Directors

The Board has the overall responsibility for the strategic planning and general management of Adherex’s business and affairs. In fulfilling its responsibilities, the Board is responsible for, among other things:

•	adoption of a strategic plan;
•	approval of the annual operating and capital expenditure budgets;
•	identification of the principal risks of the business and ensuring the implementation of the appropriate systems to manage these risks;
•	succession planning, including appointing and monitoring senior management;
•	adoption of a communications policy;

•	approval of acquisitions, dispositions, investments and financings that exceed certain prescribed limits;
•	integrity of the internal control and management information systems; and
•	development of clear position descriptions for directors, including the Chair of the Board, the Chair of each Board committee and, together with the CEO, a clear position description for the CEO.

The Board discharges its responsibilities directly and through committees that have specific areas of responsibility.  The frequency of Board meetings and the nature of items discussed during the meetings depend on the opportunities or risks that Adherex faces. The Board, directly and through its committees, has adopted a process whereby it assesses the risk factors that must be identified and managed to ensure Adherex’s long-term viability.

The Board mandate generally describes the Board’s expectation of management and provides a list of specific matters for which management must obtain Board approval prior to implementation.   The Board mandate also provides that the Board annually establish performance objectives for the CEO, which responsibility has been delegated to the Compensation Committee.  In addition, the Board receives regular updates from management concerning the Corporation’s progress toward achieving corporate goals. The Board has also delegated to the Compensation Committee responsibility for evaluating the CEO’s compensation, which evaluation includes review of the CEO’s performance against annual performance objectives for the year and input from the Chairman, Lead Independent Director as well as other directors.

The Board Mandate is attached as Schedule “A” to this Circular.

Position Descriptions

The Board Mandate and the Governance Committee Charter provide that the Board, is responsible for the development of clear position descriptions for directors, including the Chair of the Board and the chair of each board committee; and, together with the Chief Executive Officer, a clear position description for the Chief Executive Officer, which includes delineating management’s responsibilities.

Board Leadership Structure

The Company’s board of directors has chosen to separate the positions of Chief Executive Officer and Chairman of the board. Keeping these positions separate allows the Company’s Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day operations and allows the Company’s Chairman to lead the board of directors in its oversight and advisory roles. Because of the many responsibilities of the board of directors and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The board of directors also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing the identification and management of our principal risks. The Board of Directors regularly receives reports from senior management on areas of material risk to our Company, including our credit, liquidity, operational, legal and regulatory risks. In carrying out its responsibilities under its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management. In addition, the Compensation Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Ethical Business Conduct

In February 2004, Adherex’s Board adopted a Mandate of the Board of Directors, Corporate Governance Guidelines and a Code of Business Conduct and Ethics (the “Code”) applicable to all officers, directors and employees of Adherex.  You can access the Code in the corporate governance section of Adherex’s website at www.adherex.com.  Adherex undertakes to provide any person without charge, upon request, a copy of such code by writing to attn: Code of Ethics Request, Adherex Technologies Inc., 68 TW Alexander Drive, PO Box 13628, Research Triangle Park, North Carolina 27709.  Adherex is committed to adhering to applicable legal requirements and maintaining the highest standards of conduct and integrity. The Code is intended to promote those goals in conjunction with the Corporation’s Insider Trading Policy, Disclosure Policy and Audit Committee Complaint Procedures.  The Code sets out the legal and ethical standards of conduct for personnel of Adherex and addresses topics such as: reporting obligations and procedures; honest and ethical conduct and conflicts of interest; compliance with applicable laws and Corporation policies and procedures; confidentiality of corporate information; use of corporate assets and opportunities; public disclosure and books and records; and non-retaliation.  The Board is not aware of any conduct of a director or officer that constitutes a departure from the Code and, as a result, since the beginning of Adherex’s fiscal year ended December 31, 2010, there have been no material change reports filed that pertain to such a departure.

The Code provides that the Governance Committee shall monitor and periodically evaluate compliance with the Code and its application to the Corporation’s business.  In addition, the Code sets out the procedures adopted by the Audit Committee for the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting control, or auditing matters. In each case, the Code provides that the Corporation will not discipline, discriminate against or retaliate against any employee who reports a complaint or concern in good faith, whether or not the information is ultimately proven to be correct, or who cooperates in any investigation or inquiry thereof.

In order to ensure independent judgment in considering transactions or agreements in which a director or officer has a material interest, the Code contains a process that must be followed regarding the disclosure, consultation and approval of transactions involving potential conflicts of interest.  As a first step, officers and directors must disclose such matters to the Chief Executive Officer and to the Chair or any other disinterested member of the Governance Committee charged with reviewing conflicts of interest.  The Board has adopted rules for what activities constitute conflicts of interest and potential conflicts of interest, as well as procedures for determining whether a relationship or transaction constitutes a conflict of interest, the current versions of which are attached as appendices to the Code.  Following disclosure, any officer or director must avoid or terminate any activity that involves an actual or reasonably apparent conflict of interest unless it is determined at the appropriate level that the activity is not a conflict of interest or is otherwise not harmful to the Corporation or improper.  Disinterested members of the Governance Committee shall make any such determination.

In accordance with the CBCA, directors who have a material interest in any person who is a party to a material contract or a proposed material contract with us are required, subject to certain exceptions, to disclose that interest and abstain from voting on any resolution to approve that contract.  In addition, no director, director nominee or officer may enter into any transaction or relationship that is disclosable by such person or the Corporation pursuant to the CBCA or by the Corporation pursuant to SEC rules without the prior approval of the disinterested members of the Governance Committees, and no such person may directly or indirectly approve, or represent the Corporation or the other party in arranging, the terms of any transaction between the Corporation and a party with which he/she has any relationship of a type that is disclosable by such person or the Corporation pursuant to the CBCA or by the Corporation pursuant to SEC rules.  All transactions between the Corporation and a party with which a director, officer or employee has such a relationship shall be on an arm’s length basis.

Orientation and Continuing Education

Responsibility for the oversight of orientation for new directors and continuing education programs for all directors with respect to the Corporation’s business and financial matters, corporate governance and other appropriate subjects is assigned to the Governance Committee under its charter. In this regard, the Governance Committee’s duties include ensuring the adequacy of the orientation and education program for new members of the Board.

The Governance Committee is also responsible for arranging continuing education for directors in order to ensure that directors maintain the skill and knowledge necessary to meet their obligations as directors.  Given the Corporation’s limited resources, to date, no formal external continuing education programs have been sponsored by the Corporation but members of the Board are free to attend such programs as they determine necessary and in the Corporation’s best interest.  The Corporation also provides directors with the opportunity to meet with senior management of the Corporation, including the Chief Financial Officer and the General Counsel, as well as external advisors, at any time and such personnel and advisers are regularly invited to present at Board meetings or in connection with Board retreats to provide updates in legal, accounting, governance and other business developments.  Some meetings are held at the Corporation’s premises, allowing directors the opportunity to gain additional insight into the Corporation’s operations.  In addition, analyst reports and other information relating to the Corporation’s business and the industry in which it operates are presented at Board meetings and strategy sessions and industry-related articles of interest are distributed to Board members from time to time.  Pursuant to each Committee charter, directors are permitted to obtain advice and assistance from internal or external advisors, including for the purposes of continuing education and developments relevant to board responsibilities.

Nomination of Directors

The Board does not have a nominating committee.  Nominations to the Board are largely the result of recruitment efforts of the Chairman of the Board.  Potential nominees are discussed with the Board as a whole.  The Board feels that the current approach is appropriate. The full Board of Directors assumed the functions of a nominating committee. The Board of Directors believes that such action was appropriate because it believes that, in doing so, it gains access to the expertise and insight of its management and non-independent directors on the operations of the Company as they relate to an evaluation of a director candidate. The final determination to nominate a candidate is made by our independent directors, acting separately. The Board has not adopted a formal charter regarding the nominations process; but has adopted resolutions formalizing the nominations process.

The Chairman of the Board has the ongoing responsibility of assessing the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors.  Evaluation criteria include such factors as the attendance record of individual Board members and the effectiveness of their participation at Board meetings.  Annually, the Chairman of the Board prepares and approves the list of nominees to be presented at the Annual Meetings of the Shareholders.

Compensation

The Board is responsible for establishing director and executive officer compensation and reviews such compensation at least as often as annually. The Board believes that directors should be fairly compensated for undertaking the responsibilities associated with serving as a director.  At the same time, director compensation should be consistent with market practices generally.  The Board delegates to the Compensation Committee responsibility for periodically assessing market practices for director and executive officer compensation.  In addition, the Compensation Committee evaluates director compensation in the context of evaluating director recruitment and retention.

The Compensation Committee operates under a written charter adopted by the Board.  The Compensation Committee is currently composed entirely of independent directors: Mr. Bussandri (Chair), Mr. Butts, Mr. Breen and Mr. Lieberman.  The Compensation Committee held two meetings in the fiscal period ending December 31, 2010.

In addition to director compensation, the Compensation Committee of the Board determines the compensation to be paid to Adherex’s executive officers and periodically reviews Adherex’s compensation structure to ensure that Adherex continues to attract and retain qualified and experienced individuals to Adherex’s management team and motivate these individuals to perform to the best of their ability and in Adherex’s best interests.  Among other things, the Compensation Committee considers compensation levels of comparable positions in similarly sized organizations in the biotechnology industry.  The Compensation Committee also administers the Stock Option Plan and approves new stock option grants.

Other Board Committees

The Board has created audit, compensation, and governance committees to ensure that the Board functions independently of management. It is also customary practice for directors (i) to regularly receive detailed information describing Adherex’s performance, and (ii) when necessary, to speak directly with management regarding additional information required on particular matters of interest.  Moreover, directors have access to information independent of management through Adherex’s external auditors.

Audit Committee

On behalf of the Board, the Audit Committee of the Board retains, oversees and evaluates Adherex’s independent auditors, reviews the financial reports and other financial information provided by Adherex, including audited financial statements, and discusses the adequacy of disclosure with management and the auditors.  The Audit Committee also reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, assesses the independence of the auditors, and reviews their fees.  The Audit Committee is also responsible for reviewing Adherex’s internal controls over financial reporting and disclosure.

The Audit Committee operates under a written charter adopted by the Board.  Multilateral Instrument 52-110 – Audit Committees requires certain disclosures be cross-referenced with respect to the Audit Committee when soliciting proxies from Shareholders for the purpose of electing directors.  The Corporation is relying on the exemption found in Part 7 of the Multilateral Instrument applicable to U.S. Listed Issuers. The Audit Committee met three times during the fiscal period ending December 31, 2010. As required by the rules of the SEC and Canadian securities laws, the Audit Committee is composed entirely of independent directors, each of whom the Board has determined is “financially literate” for purposes of the applicable laws: Dr. Porter (Chair), Mr. Butts, Mr. Bussandri and Mr. Breen.  In addition, the Board has determined that Dr. Porter qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Audit Committee Report

The Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from Deloitte & Touche LLP required by the Independence Standards Board Standard No. 1, and has discussed their independence with the independent registered public accounting firm.  Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 that we filed with the SEC on or about March 29, 2011.

Deloitte & Touche LLP served as our independent registered public accounting and audited our consolidated financial statements for the year ended December 31, 2010.  Though the Audit Committee does not have formal pre-approval policies and procedures in place, it has pre-approved all of the services performed by Deloitte & Touche LLP as discussed below, as required by SEC regulation.

Audit Fees

The following table presents the aggregate fees for professional services and other services rendered by our independent auditors, Deloitte & Touche LLP in fiscal year 2010 and 2009 (in US dollars):

	Fiscal Year 2010	Fiscal Year 2009
Audit Fees (1)	46,200	$63,000
Audit-Related Fees (2)	118,238	-
Tax Fees (3)	9,250	11,250
All Other Fees (4)	-	-
Total	$173,688	$74,250

(1)
Audit Fees include fees for the standard audit work that needs to be performed each year in order to issue an opinion on the consolidated financial statements of the Corporation and to issue reports on the local statutory and regulatory financial statements.  It also includes fees for services that can only be provided by the Corporation’s auditor such as auditing of non-recurring transactions and application of new accounting policies.

(2)
Audit-Related Fees include fees for those other assurance services provided by auditors but not restricted to those that can only be provided by the auditor signing the audit report, which includes reviews of quarterly financial results, consents and comfort letters and any other audit services required for U.S. Securities and Exchange Commission or other regulatory filings.

(3)	Tax Fees include fees for periodic tax consultations and compliance services in various local, regional and national tax jurisdictions.

(4)	All Other Fees include fees for products and services other than Audit Fees, Audit Related Fees and Tax Fees.

The Audit Committee does not have formal pre-approval policies and procedures, however, prior to the engagement by the registrant, the Audit Committee approved all of the services performed by Deloitte & Touche LLP as required by SEC regulation.

Submitted By:	THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Arthur T. Porter, Chair
Robert W. Butts
Claudio Bussandri
William G. Breen

Governance Committee

The Governance Committee of the Board develops, recommends and oversees the effectiveness of Adherex’s corporate governance guidelines.  In addition, the Governance Committee oversees the orientation and education of directors and the process of evaluating the Board and its committees.

The Governance Committee of the Board is charged with nominating activities, including determining desired Board skills and attributes for directors, conducting appropriate and necessary evaluations of the backgrounds and qualifications of possible director candidates, and recommending director nominees for approval by the Board or the Shareholders.

The Governance Committee is currently composed four independent directors : Mr. Bussandri (Chair), Mr. Butts, Mr. Breen and Mr. Lieberman.  The Governance Committee held two meetings in the fiscal period ending December 31, 2010.

Retention of Outside Advisors

Adherex’s Corporate Governance Guidelines provide that the Board, each Board committee, the Chairman and the Lead Independent Director, on behalf of the independent directors as a group, shall have the authority to hire legal, accounting, financial or other advisors as they may deem necessary in their best judgment, without the need to obtain the prior approval of any officer of the Corporation.  The Corporation will arrange for payment of the invoices of any such third party.

Section 16(a) Beneficial Ownership Reporting Compliance

We currently do not have any securities registered under Section 12 of the Exchange Act, as amended. Accordingly, our directors, officers, and stockholders beneficially owning more than 10% of our common stock are not required to comply with the reporting requirements of Section 16(a) of the Exchange Act..

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

The CBCA permits certain eligible shareholders of the Corporation to submit shareholder proposals to the Corporation, which proposals may be included in a management proxy circular relating to an annual meeting of shareholders.  Under SEC rules, shareholders having proposals that they desire to present at the next year’s annual meeting of shareholders should, if they desire that such proposals be included in the Corporation’s proxy circular relating to such meeting, submit such proposals in time to be received by Adherex not later than December 8, 2011.  To be so included, all such submissions must comply with the requirements of the SEC’s Rule 14a-8 and you should pay close attention to that rule.  In addition, pursuant to SEC rules, management’s proxy holders will have discretion to vote proxies given to them on any shareholder proposal of which Adherex does not have notice prior to April 9, 2012, 2012. Proposals should be mailed to the Secretary at Adherex Technologies Inc., PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, NC 27709.

ADDITIONAL INFORMATION

Financial information for the financial year ended December 31, 2010 is provided in the Corporation’s consolidated financial statements and management’s discussion and analysis (“MD&A”) which are included in the Annual Report.  Securityholders who wish to be added to the mailing list for the annual and interim financial statements and MD&A should complete the appropriate sections of the proxy or contact the undersigned at PO Box 13628, 68 TW Alexander Drive, Research Triangle Park, North Carolina 27709.

The Corporation’s Annual Report on Form 10-K for the fiscal period ended December 31, 2010 (including the consolidated financial statements and MD&A) and other information relating to the Corporation is available on SEDAR at www.sedar.com and at www.sec.gov.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Circular and its sending to Shareholders have been approved by the Board of Directors.

DATED at Research Triangle Park, North Carolina this 25th day of May 2011.

BY ORDER OF THE BOARD OF DIRECTORS

ss/ Rostislav Raykov
Rostislav Raykov
Chief Executive Officer, Member of Board

 SCHEDULE “A”

ADHEREX TECHNOLOGIES INC.

Mandate of the Board of Directors

A.	Responsibilities

The Board of Directors (the “Board”) of Adherex Technologies Inc. (the “Company”) is responsible for the stewardship of the Company.   All directors shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

The Board retains plenary authority and power to do all lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders of the Company or in some other manner. In carrying out its responsibilities, the Board of Directors (or the committees of the Board of Directors duly constituted by the Board of Directors to the extent such delegation is permitted by law and is specifically made by the Board of Directors) shall have the following specific responsibilities:

1.	the adoption of a corporate strategic plan that includes the periodic review and approval of business plans, which take into account, among other things, the opportunities and risks of the business;

2.	the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks;

3.
the adoption of processes for succession planning, the periodic review of succession plans for key members of senior management, including the Chief Executive Officer (the “CEO”), and the appointment and training of, and monitoring the performance and compensation of senior management, including officers of the Company;

4.	the adoption of a communications policy and the periodic review of such policy;

5.	the establishment of adequate systems of internal controls and management information systems;

6.
the adoption of corporate governance guidelines or principles applicable to the Company, including with respect to: (i) the size and composition of the Board; (ii) the orientation of new directors; (iii) the provision of continuing education to directors; (iv) the compensation and tenure of directors; (v) the periodic assessment (at least annually) of the performance of the Board, its committees and directors, this Mandate, the Charter for each committee of the Board; and (vi) the position description(s) applicable to each individual director, as well as the competencies and skills each individual director is expected to bring to the Board;

7.
the oversight of the maintenance by management of practices and processes to ensure compliance with applicable laws and appropriate ethical standards, including the adoption by management of corporate policies and procedures and the adoption of a written code of business conduct and ethics applicable to directors, officers and employees of the Company containing standards that are reasonably designed to deter wrongdoing;

8.	to the extent feasible, satisfying itself as to the integrity of the CEO and other senior officers and that the CEO and other senior officers create a culture of integrity throughout the Company;

9.	the submission of matters or questions requiring the approval of shareholders to the shareholders for approval;

10.	the approval of the submission to the shareholders of any amendment to the articles of the Company or the approval of any adoption, amendment or repeal of any bylaws of the Company;

11.	the recommendation of candidates for election or appointment to the Board of Directors, including the review of nominations recommended by shareholders;

12.
the approval of the annual objectives of the Company and the Chief Executive Officer, and the assessment of the performance of the Company and the Chief Executive Officer against the approved objectives;

13.	the approval of an annual operating budget for the Company and its subsidiaries on a consolidated basis;

14.	the authorization of the issuance of securities of the Company as required in accordance with applicable laws;

15.	the declaration of dividends on shares of the Company or the approval of the purchase, redemption or other acquisition of shares issued by the Company as required in accordance with applicable laws;

16.
the oversight of the reliability and integrity of accounting principles and practices followed by management, financial statements and other financial reporting, and disclosure practices followed by management;

17.
the oversight of the qualifications and independence of the independent auditors of the Company and the approval of the terms of their audit and non-audit service engagements as required in accordance with applicable laws and the requirements of any stock exchanges on which the Company lists its securities and of securities regulatory authorities, as adopted or in force or amended from time to time, and the assessment of the performance of the independent auditors, the filling of a vacancy in the office of the independent auditor between shareholders' meetings, and the recommendation of the annual appointment or, if appropriate, the removal, of the independent auditors of the Company to the shareholders of the Company for their approval in accordance with applicable laws;

18.
the approval of the annual audited consolidated financial statements of the Company and, as required in accordance with applicable laws, the approval of the quarterly unaudited consolidated financial statements of the Company and overview of the accounting principles and practices followed by management;

19.
the approval of prospectuses, annual information forms, annual reports on Form 20-F, 40-F or 10-K or other applicable form, as the case may be, and proxy circulars and proxy statements sent to shareholders of the Company and the review of managements' discussion and analyses of financial condition and results of operations, and other material disclosure documents as determined by the Board of Directors from time to time;

20.	the establishment and periodic review of the Company’s measures for receiving feedback from security holders;

21.
the development of clear position descriptions for directors, including the Chair of the Board, a “Lead Independent Director” and the chair of each board committee; and, together with the CEO, a clear position description for the CEO, which includes delineating management’s responsibilities;

22.	the oversight of the management of environmental risks and practices, charitable activities and other social responsibility matters; and

23.	to the extent not otherwise referred to above, the review and approval of all proposed transactions and matters described below under the heading “B. Decisions Requiring Prior Approval of the Board”

and, where applicable, in accordance with the requirements of the Canada Business Corporations Act, the stock exchanges on which the Company lists its securities and securities regulatory authorities, as adopted or in force or amended from time to time.

In discharging its duties and responsibilities, the Board of Directors is expected to be fully diligent in its oversight to avoid fraud or abuse. Accordingly, the Board may conduct such examinations, investigations or inquiries, and engage such special legal, accounting or other advisors, at the expense of the Company, at such time or times and on such terms and conditions as the Board of Directors considers appropriate.

B.	Decisions Requiring Prior Approval of the Board

In addition to such other approvals as required by applicable law or the stock exchanges on which the Company lists its securities and securities regulatory authorities, the Board (or the committees of the Board duly constituted by the Board to the extent such delegation is permitted by law and is specifically made by the Board of Directors) shall review and approve:

1.	the strategic plan, financial plans and operating budget of the Company on at least an annual basis;

2.	the quarterly and annual financial statements of the Company;

3.	all material capital expenditures not part of the approved operating budget, all mergers and acquisitions, and all material investments and dispositions of the Company;

4.	all material borrowings and banking arrangements of the Company;

5.
all financing by the Company including the issuance of debt, equity and derivative instruments; for greater certainty, this includes the approval of all off-balance sheet financings by the Company or by special purpose entities or affiliates;

6.	the purchase and redemption of securities;

7.	any changes to the articles or by-laws of the Company;

8.	the hiring and, if necessary, the termination of the Chief Executive Officer;

9.	the compensation paid to senior management and directors, including the issuance of stock options and non – arms length consulting arrangements;

10	any other material matters outside the ordinary course of the Company's business including all major strategic and policy decisions; and

11.	any other matter specified by the Board as requiring its approval.

C.	Expectations of Management.

The CEO, through the Senior management, is responsible for the day-to-day operations of the Company and for providing the Board, directly or through the Chair of the Board, the appropriate committee or the Lead Independent Director, with timely, complete and accurate information on such operations. The Board expects management to propose and, after Board approval, implement the Company's strategic plan and to be accountable for the Company's financial and competitive performance. The Board expects the Company's resources to be managed in a manner consistent with enhancing the value of the Company and with consideration for ethics and corporate social responsibility.

The Board may request that certain members of senior management attend all or any portion of a Board or committee meeting and may schedule presentations by managers who can provide additional insight based on their personal involvement in the matter or their particular expertise.  Each director shall have complete access to any member of senior management.  The Chief Financial Officer and the General Counsel of the Company shall each have access to meet separately with the Audit Committee and Governance Committee respectively, the Chairman and Lead Independent Director.

The Board may reasonably rely on the information provided to them by the Company’s senior management personnel and outside advisors and auditors.

D.	Measures for Receiving Shareholder Feedback

The Company has developed a Disclosure Policy to facilitate consistent disclosure practices aimed at informative, timely and broad dissemination of material information to the market in compliance with applicable securities laws and the rules and policies of any exchange on which the Company’s securities are listed.  The Disclosure Policy Committee established under the Disclosure Policy is responsible for overseeing and monitoring communications with, and responses to inquiries from, both institutional and individual investors and the financial community consistent with the objectives of the Company’s Disclosure Policy.

Company spokespersons as appointed by the Disclosure Policy Committee from time to time are available to shareholders by telephone, fax and e-mail and the Company maintains up-to-date material of interest to shareholders and investors on the Company’s web site at www.adherex.com.

E.	General.

The Board of Directors shall review and assess the adequacy of the mandate of the Board on an annual basis.

Nothing in this Mandate is intended, or may be construed, to impose on any member of the Board a standard of care or diligence that is in any way more onerous or extensive than the standard required by law.

SCHEDULE “B”

Consolidation Resolution

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:

1.           The amendment to the authorized and issued shares of the Corporation to consolidate the total number of issued and outstanding Common Shares, and the Common Shares reserved for issuance against options, warrants or other convertible or exchangeable securities outstanding at such time, into a different number of fully paid and non-assessable Common Shares on the basis of a range between a one (1) Common Share for every fifteen (15) Common Shares to one (1) Common Share for every twenty (20) Common Shares (the “Share Consolidation Range”) issued and outstanding immediately prior to the date that such amendment is certified by the Director appointed under the Canada Business Corporations Act with any fractions resulting therefrom to a holder of Common Shares being rounded down to the nearest whole number of Common Shares, all as more particularly set forth in the Circular (the “Share Consolidation”), be and the same are hereby authorized and approved;

2.           The board of directors, in its sole discretion, is authorized to implement the Share Consolidation using the above Share Consolidation Range;

3.           Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the board of directors, in its discretion, may choose to not implement the Share Consolidation; and

4.           Any officer or director of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

SCHEDULE “C”

Continuance Resolution

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:

1.           the continuance of Adherex under the laws of the Province of British Columbia as if Adherex had been incorporated under the laws of the Province of British Columbia is approved;

2.           Adherex is authorized to request a Statement of Satisfaction from the director of Industry Canada under the CBCA, pursuant to Section 188 of such Act, for authorization to continue under the BCBCA;

3.           Adherex is authorized to make application to the Registrar of Companies under the BCBCA pursuant to Section 302 of such Act, for a Certificate of Continuance continuing Adherex thereunder;

4.           the Form 16 - Continuation Application with Notice of Articles, forming part of the application referred to in Section (c) hereof, shall be submitted to the Registrar under the BCBCA and upon the filing of the said application Articles (which Articles may include a provision that meetings of the shareholders may be held at locations outside British Columbia, as determined by the directors of Adherex), in accordance therewith, are confirmed and approved;

5.           any one officer or director of Adherex is authorized and directed on behalf of Adherex to sign, execute and deliver all documents and to do all things necessary or advisable in connection with the continuance of Adherex under the laws of the Province of British Columbia;

6.           the Board of Directors of Adherex is authorized to revoke these special resolutions without further approval of the shareholders of Adherex at any time prior to the endorsement by the Registrar under the BCBCA of a Certificate of Continuance; and

7.           upon the issuance of a Certificate of Continuance under the BCBCA a copy of the Certificate of Continuance, Continuation Application with Notice of Articles, shall be filed with the Director under the CBCA pursuant to Section 188 of such Act.

EXHIBIT 1 TO SCHEDULE “C”

ARTICLES

ADHEREX TECHNOLOGIES INC. (the “Company”)

The Company will have as its Articles on continuation the following Articles.

Full name and signature of one of the directors pursuant to s.302(c) of the Business Corporations Act	Date of signing

●
●

Incorporation number:

Adherex Technologies Inc. (the “Company”)

ARTICLES

1.	INTERPRETATION

1.1.	Definitions

In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)
“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)
“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(4)	“legal personal representative” means the personal or other legal representative of a shareholder;

(5)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(6)	“seal” means the seal of the Company, if any.

1.2.	Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.	SHARES AND SHARE CERTIFICATES

2.1.	Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2.	Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3.	Shareholder Entitled to Certificate or Acknowledgement

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgement of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or an acknowledgement to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

2.4.	Delivery by Mail

Any share certificate or non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5.	Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgement, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgement, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgement, as the case may be.

2.6.	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement

If a share certificate or a non-transferable written acknowledgement of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgement, as the case may be, must be issued to the person entitled to that share certificate or acknowledgement, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgement is lost, stolen or destroyed; and

(2)	any indemnity the directors consider adequate.

2.7.	Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8.	Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9.	Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.	ISSUE OF SHARES

3.1.	Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2.	Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3.	Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4.	Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

(a)	past services performed for the Company;

(b)	property;

(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5.	Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.	SHARE REGISTERS

4.1.	Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2.	Closing Register

The Company must not at any time close its central securities register.

5.	SHARE TRANSFERS

5.1.	Registering Transfers

A transfer of a share of the Company must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(1)	a duly signed instrument of transfer in respect of the share;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

(3)
if a non-transferable written acknowledgement of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgement; and

(4)
such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor's right to transfer the share, the due signing of the instrument of transfer and the right of the transferee to have the transfer registered.

5.2.	Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.3.	Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4.	Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgements deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5.	Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgement of a right to obtain a share certificate for such shares.

5.6.	Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.	TRANSMISSION OF SHARES

6.1.	Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative of the shareholder, or in the case of shares registered in the shareholder's name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2.	Rights of Legal Personal Representative

The legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.  This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder's name and the name of another person in joint tenancy.

7.	PURCHASE OF SHARES

7.1.	Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase or otherwise acquire any of its shares at the price and upon the terms determined by the directors.

7.2.	Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3.	Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

8.	BORROWING POWERS

The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)
issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)
mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.	ALTERATIONS

9.1.	Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by special resolution:

(1)	create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)
increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)	subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)	if the Company is authorized to issue shares of a class of shares with par value:

(a)	decrease the par value of those shares; or

(b)	if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(5)	change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)	alter the identifying name of any of its shares; or

(7)	otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act;

and, if applicable, alter its Notice of Articles and, if applicable, its Articles, accordingly.

9.2.	Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(1)
create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)	vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued;

and alter its Articles and Notice of Articles accordingly.

9.3.	Change of Name

The Company may by special resolution authorize an alteration of its Notice of Articles in order to change its name and may by ordinary resolution or directors' resolution adopt or change any translation of that name.

9.4.	Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

10.	MEETINGS OF SHAREHOLDERS

10.1.	Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was continued under the Business Corporations Act, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2.	Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3.	Calling of Meetings of Shareholders

The directors may, at any time, call a meeting of shareholders.

10.4.	Location of Shareholder Meetings

The directors may by directors’ resolution, approve a location for meetings of shareholders within or outside of British Columbia, including in any Province of Canada or in the United States.

10.5.	Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.6.	Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7.	Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8.	Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or may agree to reduce the period of that notice.  Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting, unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.9.	Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)
if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.10.	Notice of Dissent Rights

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

11.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1.	Special Business

At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

(a)	business relating to the conduct of or voting at the meeting;

(b)	consideration of any financial statements of the Company presented to the meeting;

(c)	consideration of any reports of the directors or auditor;

(d)	the setting or changing of the number of directors;

(e)	the election or appointment of directors;

(f)	the appointment of an auditor;

(g)	the setting of the remuneration of an auditor;

(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2.	Special Majority

The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3.	Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares and to Article 11.4, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders entitled to be voted at the meeting.

11.4.	One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders:

(1)	the quorum is one person who is, or who represents by proxy, that shareholder, and

(2)	that shareholder, present in person or by proxy, may constitute the meeting.

11.5.	Meetings by Telephone or Other Communications Medium.

A shareholder or proxy holder who is entitled to participate in, including vote at, a meeting of shareholders may participate in person or, subject to the approval of the directors, by telephone or other communications medium if all shareholders and proxy holders participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A shareholder who participates in a meeting in a manner contemplated by this Article 11.5 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner. Nothing in this Article 11.5 obligates the Company to take any action or provide any facility to permit or facilitate the use of any communications mediums at a meeting of shareholders.

11.6.	Persons Entitled to Attend Meeting

In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.7.	Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.8.	Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, unless otherwise determined by the chair of the meeting, the meeting stands adjourned to the same day in the next week at the same time and place.

11.9.	Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.8(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.10.	Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

11.11.	Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.12.	Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.13.	Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.14.	Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.

11.15.	Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.14, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.16.	Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.17.	Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.18.	Manner of Taking Poll

Subject to Article 11.19, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.19.	Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.20.	Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.21.	Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.22.	No Demand for Poll on Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.23.	Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.24.	Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.	VOTES OF SHAREHOLDERS

12.1.	Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)
on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2.	Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3.	Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting of shareholders, personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)
if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4.	Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

12.5.	Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must be received:

(a)
at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(b)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)
the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b)	the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6.	Proxy Provisions Do Not Apply to All Companies

If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 12.7 to 12.15 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

12.7.	Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8.	Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9.	When Proxy Holder Need Not Be Shareholder

A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:

(1)	the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;

(2)	the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or

(3)
the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.]

12.10.	Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

(2)
unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11.	Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)
at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(2)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.12.	Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned): _____________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder-printed]

12.13.	Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

(1)
at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or

(2)	at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.

12.14.	Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15.	Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.	DIRECTORS

13.1.	First Directors; Number of Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is continued under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors;

(2)	if the Company is a public company, the greater of three and the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4;

(3)	if the Company is not a public company, the most recently set of:

(a)	the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b)	the number of directors set under Article 14.4.

13.2.	Change in Number of Directors

If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;

(2)
if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors may, subject to Article 14.8, appoint, or the shareholders may elect or appoint, directors to fill those vacancies.

13.3.	Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4.	Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5.	Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6.	Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7.	Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8.	Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.	ELECTION AND REMOVAL OF DIRECTORS

14.1.	Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)
the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and

(2)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

14.2.	Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3.	Failure to Elect or Appoint Directors

If:

(1)
the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	when his or her successor is elected or appointed; and

(4)	when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4.	Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5.	Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6.	Remaining Directors' Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7.	Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8.	Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9.	Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10.	Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11.	Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.	POWERS AND DUTIES OF DIRECTORS

15.1.	Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

15.2.	Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

16.	INTERESTS OF DIRECTORS AND OFFICERS

16.1.	Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

16.2.	Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

16.3.	Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

16.4.	Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

16.5.	Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

16.6.	No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

16.7.	Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

16.8.	Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

17.	PROCEEDINGS OF DIRECTORS

17.1.	Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

17.2.	Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

17.3.	Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a)	neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b)	neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(c)	the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

17.4.	Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

(1)	in person;

(2)	by telephone; or

(3)	with the consent of all directors who wish to participate in the meeting, by other communications medium;

if all the directors participating in the meeting, whether in person, by telephone or by other communications medium, are able to communicate with each other.  A director who participates in a meeting in a manner contemplated by this Article 17.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

17.5.	Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

17.6.	Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 17.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 23.1 or orally or by telephone.

17.7.	When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

17.8.	Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

17.9.	Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

Attendance of a director or alternate director at a meeting of the directors is a waiver of notice of the meeting, unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

17.10.	Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at two directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

17.11.	Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

17.12.	Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors may be passed without a meeting:

(1)	in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or

(2)
in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.

A consent in writing under this Article may be by signed document, fax, e-mail or any other method of transmitting legibly recorded messages.  A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing.  A resolution of the directors or of any committee of the directors passed in accordance with this Article 17.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

18.	EXECUTIVE AND OTHER COMMITTEES

18.1.	Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

18.2.	Appointment and Powers of Other Committees

The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a)	the power to fill vacancies in the board of directors;

(b)	the power to remove a director;

(c)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)	the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

18.3.	Obligations of Committees

Any committee appointed under Articles 18.1 or 18.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

18.4.	Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 18.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

18.5.	Committee Meetings

Subject to Article 18.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 18.1 or 18.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)
the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)
questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

19.	OFFICERS

19.1.	Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

19.2.	Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

19.3.	Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

19.4.	Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

20.	INDEMNIFICATION

20.1.	Definitions

In this Article 20:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)
“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(a)	is or may be joined as a party; or

(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

20.2.	Mandatory Indemnification of Eligible Parties

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 20.2.

20.3.	Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

20.4.	Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles or, if applicable, any former Companies Act or former Articles, does not invalidate any indemnity to which he or she is entitled under this Part.

20.5.	Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

21.	DIVIDENDS

21.1.	Payment of Dividends Subject to Special Rights

The provisions of this Article 21 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

21.2.	Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

21.3.	No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 21.2.

21.4.	Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

21.5.	Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

21.6.	Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 21.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)
determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

21.7.	When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

21.8.	Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

21.9.	Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

21.10.	Dividend Bears No Interest

No dividend bears interest against the Company.

21.11.	Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

21.12.	Payment of Dividends

Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

21.13.	Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

22.	ACCOUNTING RECORDS

22.1.	Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

22.2.	Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

23.	NOTICES

23.1.	Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a)	for a record mailed to a shareholder, the shareholder’s registered address;

(b)
for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a)	for a record delivered to a shareholder, the shareholder’s registered address;

(b)
for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c)	in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by e-mail to the e-mail address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient.

23.2.	Deemed Receipt

A notice, statement, report or other record that is:

(1)
mailed to a person by ordinary mail to the applicable address for that person referred to in Article 23.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(2)	faxed to a person to the fax number provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

(3)	e-mailed to a person to the e-mail address provided by that person referred to in Article 23.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed.

23.3.	Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 23.1 is conclusive evidence of that fact.

23.4.	Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.

23.5.	Notice to Legal Personal Representatives and Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a)	by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b)	at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)
if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

23.6.	Undelivered Notices

If, on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 23.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

24.	SEAL

24.1.	Who May Attest Seal

Except as provided in Articles 24.2 and 24.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

24.2.	Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 24.1, the impression of the seal may be attested by the signature of any director or officer, or the signature of any other person as may be determined by the directors.

24.3.	Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 24.1 to attest the Company's seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

25.	PROHIBITIONS

25.1.	Application

Article 25.2 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

25.2.	Consent Required for Transfer of Shares or Designated Securities

No securities of the Company other than non-convertible debt securities of the Company shall be transferred without the consent of the directors expressed by resolution and the directors shall not be required to give any reason for refusing to consent to any such transfer.

ARTICLES
of
ADHEREX TECHNOLOGIES LIMITED

TABLE OF CONTENTS

1.	INTERPRETATION		39
	1.1.	Definitions	39
	1.2.	Business Corporations Act and Interpretation Act Definitions Applicable	39

2.	SHARES AND SHARE CERTIFICATES		40
	2.1.	Authorized Share Structure	40
	2.2.	Form of Share Certificate	40
	2.3.	Shareholder Entitled to Certificate or Acknowledgement	40
	2.4.	Delivery by Mail	40
	2.5.	Replacement of Worn Out or Defaced Certificate or Acknowledgement	40
	2.6.	Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgement	40
	2.7.	Splitting Share Certificates	40
	2.8.	Certificate Fee	41
	2.9.	Recognition of Trusts	41

3.	ISSUE OF SHARES		41
	3.1.	Directors Authorized	41
	3.2.	Commissions and Discounts	41
	3.3.	Brokerage	41
	3.4.	Conditions of Issue	41
	3.5.	Share Purchase Warrants and Rights	41

4.	SHARE REGISTERS		42
	4.1.	Central Securities Register	42
	4.2.	Closing Register	42

5.	SHARE TRANSFERS		42
	5.1.	Registering Transfers	42
	5.2.	Form of Instrument of Transfer	42
	5.3.	Transferor Remains Shareholder	42
	5.4.	Signing of Instrument of Transfer	42
	5.5.	Enquiry as to Title Not Required	43
	5.6.	Transfer Fee	43

6.	TRANSMISSION OF SHARES		43
	6.1.	Legal Personal Representative Recognized on Death	43
	6.2.	Rights of Legal Personal Representative	43

7.	PURCHASE OF SHARES		43
	7.1.	Company Authorized to Purchase Shares	43
	7.2.	Purchase When Insolvent	43
	7.3.	Sale and Voting of Purchased Shares	44

8.	BORROWING POWERS		44

9.	ALTERATIONS		44
	9.1.	Alteration of Authorized Share Structure	44
	9.2.	Special Rights and Restrictions	45
	9.3.	Change of Name	45
	9.4.	Other Alterations	45

10.	MEETINGS OF SHAREHOLDERS		45
	10.1.	Annual General Meetings	45

	10.2.	Resolution Instead of Annual General Meeting	45
	10.3.	Calling of Meetings of Shareholders	45
	10.4.	Location of Shareholder Meetings	45
	10.5.	Notice for Meetings of Shareholders	46
	10.6.	Record Date for Notice	46
	10.7.	Record Date for Voting	46
	10.8.	Failure to Give Notice and Waiver of Notice	46
	10.9.	Notice of Special Business at Meetings of Shareholders	46
	10.10.	Notice of Dissent Rights	47

11.	PROCEEDINGS AT MEETINGS OF SHAREHOLDERS		47
	11.1.	Special Business	47
	11.2.	Special Majority	47
	11.3.	Quorum	48
	11.4.	One Shareholder May Constitute Quorum	48
	11.5.	Meetings by Telephone or Other Communications Medium.	48
	11.6.	Persons Entitled to Attend Meeting	48
	11.7.	Requirement of Quorum	48
	11.8.	Lack of Quorum	48
	11.9.	Lack of Quorum at Succeeding Meeting	49
	11.10.	Chair	49
	11.11.	Selection of Alternate Chair	49
	11.12.	Adjournments	49
	11.13.	Notice of Adjourned Meeting	49
	11.14.	Decisions by Show of Hands or Poll	49
	11.15.	Declaration of Result	49
	11.16.	Motion Need Not be Seconded	49
	11.17.	Casting Vote	50
	11.18.	Manner of Taking Poll	50
	11.19.	Demand for Poll on Adjournment	50
	11.20.	Chair Must Resolve Dispute	50
	11.21.	Casting of Votes	50
	11.22.	No Demand for Poll on Election of Chair	50
	11.23.	Demand for Poll Not to Prevent Continuance of Meeting	50
	11.24.	Retention of Ballots and Proxies	50

12.	VOTES OF SHAREHOLDERS		51
	12.1.	Number of Votes by Shareholder or by Shares	51
	12.2.	Votes of Persons in Representative Capacity	51
	12.3.	Votes by Joint Holders	51
	12.4.	Legal Personal Representatives as Joint Shareholders	51
	12.5.	Representative of a Corporate Shareholder	51
	12.6.	Proxy Provisions Do Not Apply to All Companies	52
	12.7.	Appointment of Proxy Holders	52
	12.8.	Alternate Proxy Holders	52
	12.9.	When Proxy Holder Need Not Be Shareholder	52
	12.10.	Deposit of Proxy	52
	12.11.	Validity of Proxy Vote	53
	12.12.	Form of Proxy	53
	12.13.	Revocation of Proxy	53
	12.14.	Revocation of Proxy Must Be Signed	53
	12.15.	Production of Evidence of Authority to Vote	54

13.	DIRECTORS		54
	13.1.	First Directors; Number of Directors	54
	13.2.	Change in Number of Directors	54
	13.3.	Directors’ Acts Valid Despite Vacancy	54
	13.4.	Qualifications of Directors	55

2

	13.5.	Remuneration of Directors	55
	13.6.	Reimbursement of Expenses of Directors	55
	13.7.	Special Remuneration for Directors	55
	13.8.	Gratuity, Pension or Allowance on Retirement of Director	55

14.	ELECTION AND REMOVAL OF DIRECTORS		55
	14.1.	Election at Annual General Meeting	55
	14.2.	Consent to be a Director	55
	14.3.	Failure to Elect or Appoint Directors	56
	14.4.	Places of Retiring Directors Not Filled	56
	14.5.	Directors May Fill Casual Vacancies	56
	14.6.	Remaining Directors' Power to Act	56
	14.7.	Shareholders May Fill Vacancies	56
	14.8.	Additional Directors	56
	14.9.	Ceasing to be a Director	57
	14.10.	Removal of Director by Shareholders	57
	14.11.	Removal of Director by Directors	57

15.	POWERS AND DUTIES OF DIRECTORS		57
	15.1.	Powers of Management	57
	15.2.	Appointment of Attorney of Company	57

16.	INTERESTS OF DIRECTORS AND OFFICERS		58
	16.1.	Obligation to Account for Profits	58
	16.2.	Restrictions on Voting by Reason of Interest	58
	16.3.	Interested Director Counted in Quorum	58
	16.4.	Disclosure of Conflict of Interest or Property	58
	16.5.	Director Holding Other Office in the Company	58
	16.6.	No Disqualification	58
	16.7.	Professional Services by Director or Officer	58
	16.8.	Director or Officer in Other Corporations	58

17.	PROCEEDINGS OF DIRECTORS		59
	17.1.	Meetings of Directors	59
	17.2.	Voting at Meetings	59
	17.3.	Chair of Meetings	59
	17.4.	Meetings by Telephone or Other Communications Medium	59
	17.5.	Calling of Meetings	59
	17.6.	Notice of Meetings	59
	17.7.	When Notice Not Required	60
	17.8.	Meeting Valid Despite Failure to Give Notice	60
	17.9.	Waiver of Notice of Meetings	60
	17.10.	Quorum	60
	17.11.	Validity of Acts Where Appointment Defective	60
	17.12.	Consent Resolutions in Writing	60

18.	EXECUTIVE AND OTHER COMMITTEES		61
	18.1.	Appointment and Powers of Executive Committee	61
	18.2.	Appointment and Powers of Other Committees	61
	18.3.	Obligations of Committees	61
	18.4.	Powers of Board	61
	18.5.	Committee Meetings	62

19.	OFFICERS		62
	19.1.	Directors May Appoint Officers	62
	19.2.	Functions, Duties and Powers of Officers	62
	19.3.	Qualifications	62
	19.4.	Remuneration and Terms of Appointment	62

3

20.	INDEMNIFICATION		62
	20.1.	Definitions	62
	20.2.	Mandatory Indemnification of Eligible Parties	63
	20.3.	Indemnification of Other Persons	63
	20.4.	Non-Compliance with Business Corporations Act	63
	20.5.	Company May Purchase Insurance	63

21.	DIVIDENDS		64
	21.1.	Payment of Dividends Subject to Special Rights	64
	21.2.	Declaration of Dividends	64
	21.3.	No Notice Required	64
	21.4.	Record Date	64
	21.5.	Manner of Paying Dividend	64
	21.6.	Settlement of Difficulties	64
	21.7.	When Dividend Payable	64
	21.8.	Dividends to be Paid in Accordance with Number of Shares	64
	21.9.	Receipt by Joint Shareholders	64
	21.10.	Dividend Bears No Interest	65
	21.11.	Fractional Dividends	65
	21.12.	Payment of Dividends	65
	21.13.	Capitalization of Retained Earnings or Surplus	65

22.	ACCOUNTING RECORDS		65
	22.1.	Recording of Financial Affairs	65
	22.2.	Inspection of Accounting Records	65

23.	NOTICES		65
	23.1.	Method of Giving Notice	65
	23.2.	Deemed Receipt	66
	23.3.	Certificate of Sending	66
	23.4.	Notice to Joint Shareholders	66
	23.5.	Notice to Legal Personal Representatives and Trustees	66
	23.6.	Undelivered Notices	67

24.	SEAL		67
	24.1.	Who May Attest Seal	67
	24.2.	Sealing Copies	67
	24.3.	Mechanical Reproduction of Seal	67

25.	PROHIBITIONS		67
	25.1.	Application	67
	25.2.	Consent Required for Transfer of Shares or Designated Securities	68

4

SCHEDULE “D”

Rights of Dissent

TEXT OF SECTION 190 OF THE CANADA BUSINESS CORPORATIONS ACT

190. (1) Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;
(b)	amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;
(c)	amalgamate otherwise than under section 184;
(d)	be continued under section 188;
(e)	sell, lease or exchange all or substantially all its property under subsection 189(3); or
(f)	carry out a going-private transaction or a squeeze-out transaction.

Further right

(2) A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

If one class of shares

(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares.

Payment for shares

(3) In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

No partial dissent

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

Objection

(5) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

Notice of resolution

(6) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

5

Demand for payment

(7) A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)	the shareholder's name and address;
(b)	the number and class of shares in respect of which the shareholder dissents; and
(c)	a demand for payment of the fair value of such shares.

Share certificate

(8) A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

Forfeiture

(9) A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

Endorsing certificate

(10) A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

Suspension of rights

(11) On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)	the shareholder withdraws that notice before the corporation makes an offer under subsection (12),
(b)	the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or
(c)
the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder's rights are reinstated as of the date the notice was sent.

Offer to pay

(12) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a)	a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or
(b)	if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

Same terms

(13) Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

6

Payment

(14) Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

Corporation may apply to court

(15) Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

Shareholder application to court

(16) If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

Venue

(17) An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

No security for costs

(18) A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).
Parties

(19) On an application to a court under subsection (15) or (16),

(a)	all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and
(b)	the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

Powers of court

(20) On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

Appraisers

(21) A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

Final order

(22) The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

Interest

(23) A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

7

Notice that subsection (26) applies

(24) If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

Effect where subsection (26) applies

(25) If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a)	withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or
(b)
retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

 Limitation

(26) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due; or
(b)	the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

8

INSTRUMENT OF PROXY
For the Annual Meeting of Shareholders of Common Shares
of
Adherex Technologies Inc.
To be held on June 28, 2011

The undersigned holder of Common Shares of Adherex Technologies Inc. (the “Corporation”) hereby appoints (with full power of appointment and substitution),David Lieberman, Board Member, or failing him, Rostislav Raykov, Chief Executive Officer of the Corporation, or in place or stead of the foregoing Robert Andrade, Chief Financial Officer of the Corporation as Proxy of the undersigned to attend the Annual Meeting of the Corporation (the “Meeting”) to be held at Sofitel Montreal Golden Mile, Montreal, Quebec on June 28, 2011 at 12:00 pm (Montreal time) and at any adjournment thereof.  The undersigned hereby revokes any instrument of proxy heretofore given to attend and vote at the Meeting.  Without limiting the general power hereby conferred, the person above named is directed to vote as follows:

1.	To vote FOR ☐ or WITHHOLD VOTE FROM ☐ the resolution electing as directors the nominees named in the accompanying information circular (and, if no specification is made, to vote FOR);

2.
To vote FOR ☐ or WITHHOLD VOTE FROM ☐ the resolution appointing Deloitte & Touche LLP, Chartered Accountants, as the auditors of the Corporation for the ensuing year and authorizing the directors of the Corporation to fix their remuneration (and, if no specification is made, to vote FOR);

3.
To vote FOR ☐ or AGAINST ☐ the special resolution approving a consolidation of the Corporation's outstanding Common Shares (the “Consolidation Resolution”) (and, if no specification is made, to vote FOR);

4.
To vote FOR ☐ or AGAINST ☐ the special resolution approving the continuation of Adherex from the laws of Canada under the Canada Business Corporations Act to the laws of British Columbia in accordance with Section 302 of the Business Corporations Act (British Columbia) (the “Continuance Resolution”) (and, if no specification is made, to vote FOR); and

5.
At the discretion of the said Proxyholder, to vote upon any amendments or variation of the above matter or any other matter that may be properly brought before the said Meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Management of the Corporation and will be voted as directed in the space provided above or, if no direction is given, it will be voted FOR each resolution.  The persons named in this Proxy are officers of the Corporation.  Each shareholder has the right to appoint a person, who need not be a shareholder, to attend and to act for him and on his behalf at the Meeting, other than the persons designated above.  To exercise such rights, the names of the persons designated by Management to act should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.

DATED this _____ day of ______________ , 20___

Signature of Shareholder

Shareholder’s Name (Please Print)

NOTES

1.	In the event that the date is not completed, this Proxy will be deemed to be dated upon the day that it is mailed by the Corporation to the securityholder.

2.
This Proxy will not be valid and will not be acted upon or voted unless it is signed and delivered to the attention of Olympia Transfer Services Inc, 920, 120 Adelaide St W, Toronto, Ontario M5H 1T1, no later than 48 hours prior to the Meeting time or delivered to the Chairman at the Meeting.

3.
In addition to any revocation in any other manner permitted by law, a Proxy may be revoked by instrument in writing executed by the securityholder or his attorney duly authorized in writing or, if the securityholder is a company, under its corporate seal by an officer or attorney thereof duly authorized and deposited either at the registered office of the Corporation, c/o Mr. Rostislav Raykov at any time up to and including 4:30 p.m. on the last Business Day preceding the day of the Meeting, or any adjournment thereof, at which the Proxy is to be used, or with the Chairman at the Meeting on the date of the Meeting, or any adjournment thereof and upon such deposit, the Proxy is revoked.

4.
The signature on the Proxy should be exactly the same as the name in which the shares are registered.  If the appointee is a corporation, the Proxy must be exercised under its corporate seal or signed by an officer or attorney duly authorized.  Persons signing as executors, administrators, trustees, etc. should so indicate.

ADHEREX TECHNOLOGIES INC.
(the “Corporation”)

2011 NI 51-102 Request Form

TO REGISTERED HOLDERS AND BENEFICIAL OWNERS OF SECURITIES

National Instrument 51-102 requires that the Corporation send annually to the registered holders and beneficial owners of its securities a request form to allow the securityholders to elect to receive a copy of the Corporation’s financial statements.  If you wish to receive the Corporation’s financial statements or other selective securityholder communications, please complete and return this form.

Please note that this request form will be mailed each year and both registered and beneficial securityholders must return this form each year to remain on the Corporation’s distribution list.

PLEASE RETURN TO:

Adherex Technologies Inc.
c/o Olympia Transfer Services Inc.
920, 120 Adelaide St. W.
Toronto, Ontario M5H 1T1

The undersigned securityholder of the Corporation hereby elects to receive:

☐	(A)	Annual financial statements and MD&A of the Corporation, or

☐	(B)	Interim financial statements and MD&A of the Corporation, or

☐	(C)	Both (A) and (B) as described above.

NAME: (Please print)

ADDRESS:
(REQUIRED)

SIGNATURE:		DATE:
I certify that I am a securityholder of the Corporation

The Canadian Securities Administration recognizes that developments in information technology allow companies to disseminate documents to securityholders and investors in a more timely and cost efficient manner than by traditional paper methods.  By providing an e-mail address, you will be deemed to be consenting to the electronic delivery to you at such e-mail address of the interim financial statements and reports, if electronic delivery is allowed by applicable regulatory rules and policies.

E:MAIL (optional):